UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

FULGENT GENETICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FULGENT GENETICS, INC.

Principal Executive Offices:

4978 Santa Anita Avenue

Temple City, California 91780

March 31, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (“Annual Meeting”) of Fulgent Genetics, Inc. to be held at our offices at 4399 Santa Anita Avenue, El Monte, California 91731, on Thursday, May 18, 2023, at 9:00 a.m. Pacific Time.

Details regarding the meeting, the business to be conducted at the meeting, and information about Fulgent Genetics, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.

At the Annual Meeting, four persons will be elected to our board of directors. In addition, we will ask stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023, to approve the compensation of our named executive officers as disclosed in this proxy statement, and to approve an amendment and restatement of our 2016 Omnibus Incentive Plan increasing the number of shares of common stock reserved for issuance thereunder by 3 million shares. Our board of directors recommends the approval of all four proposals. Such other business will be transacted as may properly come before the Annual Meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 4, 2023, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2023 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Notice also provides instructions on how to vote online or by telephone and how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.

Thank you for your continued support of Fulgent Genetics, Inc.

Sincerely,

/s/ Ming Hsieh
Ming Hsieh
Chief Executive Officer

FULGENT GENETICS, INC.

Principal Executive Offices:

4978 Santa Anita Avenue

Temple City, California 91780

March 31, 2023

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TIME: 9:00 A.M. PACIFIC TIME

DATE: THURSDAY, MAY 18, 2023

PLACE: 4399 SANTA ANITA AVENUE, EL MONTE, CALIFORNIA 91731

PURPOSES:

1.
To elect four directors to serve one-year terms expiring in 2024;
2.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.
To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement;
4.
To approve an amendment and restatement of the Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan increasing the number of shares of common stock reserved for issuance thereunder by 3 million shares; and
5.
To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Fulgent Genetics, Inc. common stock at the close of business on March 23, 2023. A list of stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at our offices located at 4399 Santa Anita Avenue, El Monte, California 91731.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone, or mail by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. If you participate in and vote your shares at the Annual Meeting, your proxy will not be used.

BY ORDER OF OUR BOARD OF DIRECTORS

/s/ Ming Hsieh
Ming Hsieh
Chief Executive Officer

TABLE OF CONTENTS

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2023	1
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2023	2
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
MANAGEMENT AND CORPORATE GOVERNANCE	9
COMPENSATION DISCUSSION AND ANALYSIS	17
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	26
PAY VERSUS PERFORMANCE	32
EQUITY COMPENSATION PLANS	36
REPORT OF AUDIT COMMITTEE	39
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	40
PROPOSAL NO. 1 ELECTION OF DIRECTORS	42
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43
PROPOSAL NO. 3 ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT	45
PROPOSAL NO. 4 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE FULGENT GENETICS, INC. 2016 OMNIBUS INCENTIVE PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 3 MILLION SHARES	46
CODE OF CONDUCT AND ETHICS	51
OTHER MATTERS	52
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	52

FULGENT GENETICS, INC.

Principal Executive Offices:

4978 Santa Anita Avenue

Temple City, California 91780

PROXY STATEMENT FOR THE

2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2023

This proxy statement, along with the accompanying notice of 2023 Annual Meeting of Stockholders, contains information about the 2023 Annual Meeting of Stockholders of Fulgent Genetics, Inc., including any adjournments or postponements of the 2023 Annual Meeting. We are holding the 2023 Annual Meeting at 4399 Santa Anita Avenue, El Monte, California 91731, on Thursday, May 18, 2023, at 9:00 a.m. Pacific Time.

In this proxy statement, we refer to Fulgent Genetics, Inc. as “Fulgent,” “the Company,” “we,” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the 2023 Annual Meeting.

On or about April 4, 2023, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2023 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2023

This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available for viewing, printing, and downloading at www.envisionreports.com/FLGT. To view these materials, please have your 15-digit control numbers available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.fulgentgenetics.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Joyce Zhang, Director of Financial Reporting, at 4399 Santa Anita Avenue, El Monte, California 91731. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Is the Company Soliciting My Proxy?

Our board of directors (“Board” or “Board of Directors”) is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders to be held at 4399 Santa Anita Avenue, El Monte, California 91731, on Thursday, May 18, 2023, at 9:00 a.m. Pacific Time and any adjournments or postponements of the meeting (“Annual Meeting”). This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (“Annual Report”) because you owned shares of our common stock on the record date, March 23, 2023. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to stockholders on or about April 4, 2023.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission (“SEC”), we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help conserve natural resources. If you received the Notice by mail or electronically, you will not receive another printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who May Vote?

Only stockholders of record at the close of business on March 23, 2023, will be entitled to vote at the Annual Meeting. On this record date, there were 29,692,195 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

If on March 23, 2023, your shares of our common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.

If on March 23, 2023, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board of Directors’ recommendations, as noted below. Voting by proxy will not affect your right to attend the Annual Meeting.

If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates registered in your name, you may vote:

•
By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.
•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating, and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board of Directors’ recommendations as noted below.
•
In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 9:00 a.m. Pacific Time on May 18, 2023.

Once you have submitted your proxy by telephone, on the Internet, or by mail, you may revoke it at any time before it is voted at the Annual Meeting by taking any one of the following actions:

•
Later-Dated Vote. You may revoke a previously submitted proxy by submitting a later-dated vote by telephone, on the Internet, by mail or in person at the Annual Meeting.
•
Written Notice. You may also revoke a previously submitted proxy by sending or otherwise delivering a written notice of revocation to the attention of our Corporate Secretary at the address of our principal executive offices.

If your shares are held in “street name” (held in the name of a bank, broker, or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

How Does the Board of Directors Recommend that I Vote on the Proposals?

Our Board of Directors recommends that you vote as follows:

☐ “FOR” the election of the nominees for director;

☐ “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

☐ “FOR” the compensation of our named executive officers, as disclosed in this proxy statement; and

☐ “FOR” the amendment and restatement of our 2016 Omnibus Incentive Plan increasing the number of shares of common stock reserved for issuance thereunder by 3 million shares.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

☐ if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

☐ by re-voting by Internet or by telephone as instructed above;

☐ by notifying Fulgent Genetics, Inc.’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

☐ by attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares Be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker, or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker, or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote Is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees, or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023, our Audit committee of our Board of Directors will reconsider its selection.

Proposal 3: Approve an Advisory Vote on the Compensation of our Named Executive Officers

The affirmative vote of a majority of the votes cast for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation committee and our Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approve an Amendment and Restatement of our 2016 Omnibus Incentive Plan Increasing the Number of Shares of Common Stock Reserved for Issuance Thereunder by 3 Million Shares

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment and restatement to the 2016 Omnibus Incentive Plan to increase in the aggregate number of shares to be reserved for issuance pursuant to the Company’s 2016 Omnibus Incentive Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies, including the costs of preparing, printing, assembling and mailing this proxy statement, the Annual Report, the accompanying proxy card for the Annual Meeting and any additional proxy materials we may furnish to stockholders. Solicitations will be made primarily through the delivery of our proxy materials to stockholders and the availability of these materials on the Internet, but our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. In addition, we have not engaged employees for the specific purpose of soliciting proxies or a proxy solicitation firm to assist us in soliciting proxies, but we may elect to engage and pay the cost of such employees or such a proxy solicitation firm at any time. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 4399 Santa Anita Avenue, El Monte, California 91731, on Thursday, May 18, 2023, at 9:00 a.m. Pacific Time. You need not attend the Annual Meeting in order to vote.

All stockholders that owned our common stock at the close of business on the record date, or their duly appointed proxies, may attend the Annual Meeting in person. If you elect to attend the Annual Meeting, you may be asked to present valid picture identification, such as a driver’s license or passport, to gain admission. Additionally, if your shares are held in street name, you will need to bring a copy of a brokerage statement reflecting your ownership of our common stock as of the record date for the Annual Meeting, as well as a legal proxy issued in your name from the broker, bank or other nominee that holds your shares. Contact your broker, bank or other nominee to obtain these items.

Submitting your proxy before the Annual Meeting will not affect your right to vote in person if you decide to attend the Annual Meeting, and you are encouraged to vote by proxy before the Annual Meeting to ensure your vote will be counted. However, your attendance at the Annual Meeting after having submitted a valid proxy will not in and of itself constitute a revocation of your proxy. In order to do so, you must give oral notice of your intention to vote in person to the inspector of elections of the Annual Meeting and submit a completed ballot at the Annual Meeting reflecting your new vote.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple Fulgent Genetics, Inc.’s stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write or call our Corporate Secretary at: 4399 Santa Anita Avenue, El Monte, California 91731 or 626-350-0537. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

•
following the instructions provided on your Notice or proxy card;
•
following the instructions provided when you vote over the Internet; or
•
going to www.envisionreports.com/FLGT and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 23, 2023 for (a) each of our directors and director nominees, (b) the executive officers named in the Summary Compensation Table included elsewhere in this proxy statement, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 23, 2023 pursuant to the exercise of options or the vesting of restricted stock units (“RSUs”) to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, (a) we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders and (b) the address for each director and officer listed on the table is c/o Fulgent Genetics, Inc., 4978 Santa Anita Avenue, Temple City, California. Percentage of ownership is based on 29,692,195 shares of common stock outstanding on March 23, 2023.

	Beneficial Ownership
Name of Beneficial Owner	Number of Shares	Percent
Directors and Executive Officers:
Ming Hsieh(1)	8,318,087	28.01%
Michael Nohaile, Ph.D.(2)	—	*
Linda Marsh(3)	23,687	*
Regina Groves(4)	—	*
Paul Kim(5)	92,183	*
Hanlin Gao, M.D., Ph.D., D.A.B.M.G., F.A.C.M.G.(6)	819,245	2.76%
Jian Xie(7)	192,575	*
All directors and executive officers as a group (seven persons)	9,445,777	31.76%
Other 5% Stockholders:
BlackRock, Inc.(8)	3,527,782	11.88%

*Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Consists of (i) 7,895,115 shares of our common stock held of record by The Ming Hsieh Trust, over which Mr. Hsieh possesses sole voting and dipositive power as the trustee, of which 2,550,000 shares of our common stock are pledged as security pursuant to pre-paid forward arrangements and 4,210,733 shares are pledged as collateral account for a credit facility, (ii) 304,254 shares of our common stock held of record by Mr. Hsieh, (iii) 116,718 shares of our common stock held of record by the Dynasty Trust, over which Mr. Hsieh is the grantor of the Dynasty Trust and serves on the investment committee of the trust, and (iv) 2,000 shares of our common stock held of record by minor children under Uniform Transfers to Minors Act accounts, over which Mr. Hsieh possesses sole voting and dispositive power as the sole custodian of the accounts. Mr. Hsieh does not have any shares of our common stock either subject to stock options or subject to restricted stock awards that will vest or settle within 60 days after March 23, 2023.
(2)
Dr. Nohaile does not have any shares of our common stock either subject to stock options or subject to restricted stock awards that will vest or settle within 60 days after March 23, 2023.
(3)
Consists of (i) 22,187 shares of our common stock subject to stock options granted to Ms. Marsh that are currently exercisable or will become exercisable within 60 days after March 23, 2023, (ii) 875 shares of our common stock held of record by Ms. Marsh, and (iii) 625 shares of our common stock subject to RSU awards granted to Ms. Marsh that will vest and settle within 60 days after March 23, 2023.
(4)
Ms. Groves does not have any shares of our common stock either subject to stock options or subject to restricted stock awards that will vest or settle within 60 days after March 23, 2023.
(5)
Consists of (i) 86,246 shares of our common stock held of record by Mr. Kim, and (ii) 5,937 shares of our common stock subject to RSU awards granted to Mr. Kim that will vest and settle within 60 days after March 23, 2023.
(6)
Consists of (i) 818,089 shares of our common stock held of record by Dr. Gao, of which 800,000 shares of our common stock are pledged as security, and (ii) 1,156 shares of our common stock subject to a RSU award granted to Dr. Gao that will vest and settle within 60 days after March 23, 2023.
(7)
Consists of (i) 176,013 shares of our common stock held of record by Mr. Xie, and (ii) 16,562 shares of our common stock subject to RSU awards granted to Mr. Xie that will vest and settle within 60 days after March 23, 2023.
(8)
Consists of 3,527,782 shares of our common stock held of record by BlackRock, Inc., based on an amended Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 26, 2023 and reflecting information as of December 31, 2022. According to such Schedule 13G, the address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

MANAGEMENT AND CORPORATE GOVERNANCE

Our Board of Directors

Our Board of Directors accepted the recommendation of the Nominating committee (defined below) and voted to nominate Ming Hsieh, Linda Marsh, Michael Nohaile, Ph.D., and Regina Groves for election at the Annual Meeting for a term of one year to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified. There are no arrangements or understandings between any of our directors and any other person pursuant to which such individual was or is selected as a director of our Company.

Set forth below and following are the names of the persons nominated for election as directors, their biographical summaries, their ages as of May 1, 2023, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of May 1, 2023. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Ming Hsieh	67	Chief Executive Officer and Chairperson of the Board
Linda Marsh	73	Director
Michael Nohaile, Ph.D.	54	Director
Regina Groves	65	Director

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Fulgent Genetics, Inc., either directly or indirectly. Based upon this review, our Board has determined that the following members of our Board of Directors are “independent directors” as defined by The Nasdaq Stock Market (“Nasdaq”): Linda Marsh, Michael Nohaile, Ph.D., and Regina Groves.

Ming Hsieh, our founder, served as the manager of our predecessor, Fulgent Therapeutics LLC (“Fulgent LLC”), from its inception in June 2011 until September 2016, was appointed as our director and Chief Executive Officer upon our incorporation in May 2016 and was appointed as Chair of our Board in September 2016 in connection with our initial public offering. Mr. Hsieh also served as the President of the Company from its inception to May 2022. Prior to founding our Company, Mr. Hsieh served as Chief Executive Officer, President and Chairperson of the board of directors of Cogent, Inc., a biometric identification services and products company he co-founded in 1990, which was acquired by 3M in 2010. Prior to his tenure at Cogent, Mr. Hsieh founded and served as Vice President of AMAX Technology from 1987 to 1990. Mr. Hsieh currently serves on the board of directors of Fortinet, Inc., a network security company traded on the Nasdaq Global Select Market. Mr. Hsieh received a B.S.E.E. from the University of Southern California in 1983 and an M.S.E.E. from the University of Southern California in 1984, as well as honorary doctoral degrees from the University of Southern California in 2010 and the University of West Virginia in 2011. Mr. Hsieh has served as a trustee at the University of Southern California since 2007 and at Fudan University in China since 2011. In 2015, Mr. Hsieh was elected to the National Academy of Engineering. In 2017, Mr. Hsieh was elected to the National Academy of Inventors. Mr. Hsieh was selected to serve on our Board based on his extensive management experience, his knowledge of our business, culture and operations as our founder, his engineering expertise and his service for and leadership of our Company since inception.

Linda Marsh was appointed to serve on our Board in August 2019. Ms. Marsh has been a member of the Board of Directors of Apollo Medical Holdings, Inc. since January 2019 and the Senior Executive Vice President of Health Source MSO Inc. since 2005. She is also the Senior Executive Vice President of AHMC Healthcare Inc. (“AHMC Healthcare”), a fully integrated hospital health system in Southern California with over 1,200 acute care beds and over 7,000 caregivers. She joined AHMC Healthcare in 1999 and oversees all financial matters for seven acute care facilities: San Gabriel Valley Medical Center, Garfield Medical Center, Anaheim Regional Medical Center, Whittier Hospital Medical Center, Alhambra Hospital, Monterey Park Hospital and Greater El Monte Community Hospital. Additionally, Ms. Marsh is responsible for all federal, state and local government relations, as well as all risk management activities. Ms. Marsh is a Board member of the Hospital Association of Southern California, a Board member of Private Essential Access Community Hospitals and also a Board member of the American Red Cross. She is also an active member in the Healthcare Financial Management Association. In addition, she chairs or is a participating member of numerous hospital governing boards, hospital committees and community organizations. Ms. Marsh received a Bachelor of Science degree in Economics and a Master’s degree in Accounting from the University of Southern California. She also completed a Healthcare Executive Program at the University of Colorado. Ms. Marsh was selected to serve on our Board based on her extensive expertise within the healthcare field, as well as her educational and professional background.

Michael Nohaile, Ph.D., was appointed to serve on our Board in August 2022. Dr. Nohaile currently serves as the Chief Executive Officer of Prellis Biologics, a company harnessing the human immune system for the discovery and development of novel therapeutics. Prior to his current role, he was the Chief Scientific Officer of Generate Biomedicines, Inc. (“Generate”), a drug discovery and development company pioneering a machine learning-powered biomedicine platform, from May 2021 to July 2022. Prior to joining Generate, Dr. Nohaile served as an Operating Partner at Flagship Pioneering from February 2021 to May 2021. Additionally, Dr. Nohaile held several roles of increasing responsibility at Amgen Inc. (“Amgen”) from December 2012 to February 2021, where he was most recently Senior Vice President of Strategy, Commercialization, and Innovation. In this role, he served on Amgen’s executive committee and led corporate strategy efforts, the commercialization process, portfolio management, and all of Amgen’s data, digital health, and artificial intelligence efforts. This included portfolio management of the $4 billion research and development budget, as well as direct supervision of the leaders of all drug programs from late research to late lifecycle management. Prior to Amgen, Dr. Nohaile was at Novartis AG in Switzerland where he was Global Head of Molecular Diagnostics from December 2008 to November 2012. He began his career at McKinsey & Company, Inc., where he was a Partner and worked extensively in healthcare with a focus on diagnostics, devices, and pharmaceuticals. Dr. Nohaile received his Ph.D. in Molecular and Cell Biology from the University of California, Berkeley and completed his postdoctoral fellowship at the Massachusetts Institute of Technology (“MIT”). He received his undergraduate degrees in Chemistry and Life Science from MIT. Dr. Nohaile was selected to serve on our Board based on his extensive expertise within the pharmaceutical and biotechnology industries, as well as his educational and professional background.

Regina Groves was appointed to serve on our Board in January 2023. Ms. Groves has been a member of the Board of Directors of AtriCure, Inc., a publicly traded company, since March 2017, and she has been a member of the Board of Directors of Advanced NanoTherapies, Inc., a privately held medical device company, since September 2020. Ms. Groves served on Stimwave’s Board of Directors between July 2019 and December 2022, and was its Chief Financial Officer from September 2019 to December 2020 and Chief Operating Officer from November 2019 to December 2020. From September 2015 to March 2019, Ms. Groves was the Chief Executive Officer at REVA Medical, Inc., a medical device company focused on the development and commercialization of bioresorbable polymer technologies for vascular applications. Prior to joining REVA Medical, Ms. Groves served as Vice President and General Manager of AF Solutions, Cardiac Rhythm and Heart Failure division of Medtronic, Inc., a leading global medical technology company. In this position, she successfully developed and executed strategies to re-enter the catheter-based Afib ablation market and achieved the goal to be market leader in paroxysmal, or intermittent, Afib ablation. Additionally, Ms. Groves successfully acquired and integrated companies, completed numerous clinical trials and launched novel products in the United States and worldwide. Prior to this, she was the Vice President of Quality and Regulatory for Medtronic’s Cardiac Rhythm Disease Management (“CRDM”) business from 2006 to 2008 and before that was Vice President and General Manager for Patient Management CRDM at Medtronic from 2002 to 2006. Ms. Groves holds a B.S. in Pharmacy from the University of Florida and an M.B.A. from Harvard Graduate School of Business Administration. Ms. Groves was selected to serve on our Board based on her accounting and financial expertise, as well as her extensive senior management experience and public company board experience in the medical device, hospital, insurance, physician practice management, pharmaceuticals, and professional services industries.

Committees of our Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2022, there were six meetings of our Board of Directors, and the various committees of our Board of Directors met a total of fourteen times. No director attended fewer than 75% of the total number of meetings of our Board of Directors and of committees of our Board of Directors on which he or she served during fiscal 2022. None of our directors attended our annual meeting of stockholders held in 2022. Our Board of Directors has adopted a policy in 2021, in which members of our board are strongly encouraged to attend our annual meetings of stockholders.

Audit committee. Our Audit committee met five times during the fiscal year ended December 31, 2022. This committee currently has three members, Ms. Groves (Chairperson), Dr. Nohaile, and Ms. Marsh. Our Audit committee’s role and responsibilities are set forth in the Audit committee’s written charter and include overseeing the preparation of the Company’s accounting and financial statements, the Company’s compliance with legal and regulatory requirements, information security and data privacy compliance, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditors. In addition, the Audit committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits and oversees matters relating to our Code of Conduct and Whistleblower policy. All members of the Audit committee satisfy the current independence standards promulgated by the SEC and by Nasdaq, as such standards apply specifically to members of audit committees. Our Board of Directors has determined that Ms. Groves is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit committee set forth elsewhere in this proxy statement.

A copy of the Audit committee’s written charter is publicly available in the “Corporate Governance” tab in the “Investors” section of our website at www.fulgentgenetics.com.

Compensation committee. The Compensation committee met five times during 2022. The Compensation committee is responsible for the oversight and administration of the compensation and benefit plans of the Company and determines compensation for directors, executive officers and senior management and manages the Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”). The Board has determined that each member meets the independence standards of Nasdaq.

The firm, USI Insurance Services (“USI”), is engaged directly by the Compensation committee to provide consulting services to this committee on matters relating to the compensation of named executive officers and directors. USI is engaged by the Compensation committee to provide:

•
market pay data and related analysis;
•
timely and relevant information on industry and peer group pay practices;
•
guidance on alternative approaches to delivering compensation to executive officers and directors consistent with the Board’s compensation philosophies and objectives;
•
modeling of financial and compensation impact of pay plan alternatives;
•
current and projected values for each element of compensation delivered to executive officers;
•
technical briefings on statutes and regulations impacting executive compensation and related compliance;
•
support as required in preparing plan documents, agreements and disclosures; and
•
administrative support relating to maintaining reports, documents, and analysis.

USI provides services and performs work under the direction of the Compensation committee Chairperson. The Compensation committee Chairperson provides instruction to USI on the nature and scope of work to be performed and authorizes or is made aware of any work performed or communications with management or the staff of the Company.

In addition, Mr. Hsieh, Chief Executive Officer, recommends to the Compensation committee base salary, target bonus levels, and long-term incentive grants for our executive officer group (other than himself). Mr. Hsieh makes these recommendations to the Compensation committee based on guidelines provided by this committee, and judgments regarding individual performance. Mr. Hsieh is not involved with any aspect of determining his own pay.

Please also see the report of the Compensation committee and the section entitled “Compensation Discussion and Analysis” set forth elsewhere in this proxy statement.

A copy of the Compensation committee’s written charter is publicly available in the “Corporate Governance” section of the “Investors” tab of our website at www.fulgentgenetics.com.

Nominating and Governance committee. Our Nominating and Governance committee (“Nominating committee”) met four times during fiscal 2022 and has three members, Dr. Nohaile (Chairperson), Ms. Groves, and Ms. Marsh. The Board has determined that all members of the Nominating committee qualify as independent under the definition promulgated by Nasdaq. The Nominating committee’s responsibilities are set forth in the Nominating committee’s written charter and include nominating directors to serve on the Board.

Nominations for Members of our Board and Diversity Matters

Generally, our Nominating committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating committee will evaluate a candidate’s qualifications. Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity objectives, the extent to which the candidate would fill a present need on our Board of Directors, and concern for the long-term interests of our stockholders. To this end, our corporate governance guidelines provide that no director should hold more than three public company directorships and our Chief Executive Officer and other Board members who are employed full-time should not hold more than two public company directorships. Further, our nominating committee is responsible for regularly evaluating the performance of each director then-serving on the Board and the Board as a whole, and considers the results of this evaluation in determining the candidates to recommend to the Board as director nominees.

We are committed to our efforts to provide equal opportunity in employment and in our core belief that our stockholders are better served when we commit to diversity and inclusion at all levels of our organization, including our Board of Directors, senior management and rank and file staff. Our Nominating committee strives to assemble a Board of Directors that brings a variety of perspectives and skills derived from diverse business and professional experience and considers individuals from various disciplines and backgrounds in recommending director nominees. We also request that both candidates for our Board and our current Board members self-identify their diversity characteristics.

Board Diversity Matrix (as of May 1, 2023)
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	2	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Other than as described above, there are no stated minimum qualifications for director nominees, and the Nominating committee may consider these factors and any other factors as it deems appropriate. The Nominating committee does, however, review the activities and associations of each potential candidate in an effort to ensure there is no legal impediment, conflict of interest or other consideration that might hinder or prevent service on our Board. Additionally, the Nominating committee recognizes that applicable Nasdaq rules provide that at least one member of our Board must meet the criteria for an “audit committee financial expert” as defined by SEC rules, at least a majority of the members of our Board must qualify as independent directors under applicable Nasdaq rules, and the members of certain of our Board committees must satisfy enhanced independence and financial expertise requirements under applicable Nasdaq and SEC rules. The Nominating committee may establish additional or different qualifications for Board membership in the future, and the Nominating committee is responsible for assessing the appropriate balance of qualifications required of Board members.

The Nominating committee may consider and evaluate candidates at any point during the year. In connection with each annual meeting of our stockholders, the Nominating committee recommends to our Board certain director nominees for election at the annual meeting by our stockholders, and the Board then selects its director nominees based on its determination, using the recommendation and other information provided by the Nominating committee, of the suitability of all director candidates, individually and in the aggregate, to serve as directors of our Company.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to our Board of Directors, it must follow the procedures described in our Bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the Nominating committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:

•
all information relating to such person that would be required to be disclosed in a proxy statement;
•
certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
•
a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
•
a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

The recommendation must also be accompanied by the following information concerning the proposed nominee:

o
certain biographical information concerning the proposed nominee;

o
a statement whether the proposed nominee, if elected, intends to tender a resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would face re-election and upon acceptance of such resignation by the Board of Directors, in accordance with the Bylaws;
o
all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
o
certain information about any other security holder of the Company who supports the proposed nominee;
o
a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
o
additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our Bylaws.

A copy of the Nominating committee’s written charter is also publicly available in the “Corporate Governance” tab of the “Investors” section of our website at www.fulgentgenetics.com.

Compensation Committee Interlocks and Insider Participation

Our Compensation committee has three members, Ms. Marsh (Chairperson), Dr. Nohaile, and Ms. Groves. No member of our Compensation committee was at any time during 2022 or at any other time an officer or employee of ours. None of our executive officers currently serve, or has served during the last completed fiscal year, on the Compensation committee or Board of Directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation committee. Please refer to “Certain Relationships and Related Person Transactions” for information regarding Ms. Marsh.

Board Leadership Structure and Role in Risk Oversight

Our Board is responsible for the oversight of business affairs of the Company, determination of the Company’s long-term strategy and objectives, and management of the Company’s risks. Our Board is chaired by Mr. Hsieh. As stated above, our Board has determined that Ms. Marsh, Dr. Nohaile, and Ms. Groves are “independent directors” as defined by Nasdaq rules. Currently, the Company does not have a singular lead independent director. We believe having a single person serve as both Chair of our Board and Chief Executive Officer of our Company is the most effective leadership structure for us at this time. We believe Mr. Hsieh is the director best situated to identify strategic opportunities and focus the activities of the Board on the matters most critical to our business and strategy due to his commitment to our Company. The Board also believes the combined role of Chair of our Board and Chief Executive Officer promotes effective execution of strategic initiatives and facilitates information flow between management and the Board. We believe our Board committees, which are all comprised solely of independent directors and which meet regularly without members of management present, and their roles in the Board’s performance of its risk oversight function provide an appropriate level of independent oversight (including risk oversight) of our management, even in light of the Board’s current leadership structure, consisting of a single person serving as both Chair of our Board and Chief Executive Officer of our Company.

Risk is inherent in every business. We face a number of risks, including business, operational, strategic, research and development, cybersecurity, financial, and legal and regulatory risks. In general, our management is responsible for the day-to-day management of the risks we face, while our Board, as a whole and through its committees, is responsible for the oversight of risk management. In its risk oversight role, the Board and each of its committees regularly discusses, internally and with management, the material risks confronting our business, and considers the risks and vulnerabilities we face when granting authority to management and approving business strategies and particular transactions. As part of its oversight function, the Board also monitors the day-to-day risk management processes designed and implemented by our management and generally evaluates how our management operates our Company with respect to our risk exposures, in part through its committee structure as follows:

•
the Audit committee oversees management of risks relating to our financial reporting and accounting policies and any related party or conflict-of-interest transactions;
•
the Compensation committee oversees management of risks relating to our compensation practices and policies; and
•
the Nominating committee oversees management of risks relating to the composition of the Board, including the independence of our directors.

Climate Risks and ESG Oversight

Our Nominating committee also oversees, reviews, and considers our efforts on Environmental, Social, and Corporate Governance (“ESG”) matters. These efforts have included evaluating and disclosing details around our greenhouse gas emissions, taking steps to actively reduce our resource footprint, adopting emission reduction targets and goals, increasing the quality of our employee training and engagement, expanding and clarifying our views on human rights and labor rights, and implementing new policies that govern climate change and health and safety. In response to certain ESG-related risks and to assist with oversight, an ESG Working Group (the “Working Group”) was formed in 2022. The purpose of the Working Group is to help identify, measure, and respond to ESG risks and opportunities. The Working Group is comprised of members of our executive team and senior management across various departments including Finance, Human Resources, Legal, and Operations. The Working Group briefs the Nominating committee quarterly on emerging ESG trends and is responsible for the execution of initiatives as directed by the Nominating committee. These matters are further reviewed, discussed and publicly available under the “CSR Disclosures and Policies” tab of the “Investors” section of our website at www.fulgentgenetics.com.

Corporate Policies

Our Nominating committee also oversees our efforts with respect to other corporate governance policies, such as our Insider Trading Policy and Corporate Governance Guidelines. Our Chief Financial Officer serves as our compliance officer for our Insider Trading Policy.

Cybersecurity Risk Management

Our Audit Committee directly oversees our data privacy and information security efforts as we seek to mitigate risks of attacks to our systems and to comply with the various contractual and regulatory requirements regarding the data and information we may obtain in the course of providing our testing products and services. These efforts include ongoing training and regular evaluations of security risks to our organization and review of processes and procedures and technology solutions implemented by our management in response to these risks. Our Audit Committee is briefed at least quarterly on our data privacy and information security initiatives. In 2022, our efforts to improve our cybersecurity measures included:

•
Implementing a cybersecurity program with a combination of security controls, procedures, teams, and remedial plans designed to reduce cybersecurity risk and recover data in the event of an attack;
•
Scanning networks on a regular basis for software vulnerabilities;
•
Upgrading email security to Abnormal Integrated Cloud Email Security (ICES) and using behavioral AI designed to block business email compromise attacks, detect phishing attacks that impersonate requests, block ransomware, and block spam with high efficacy;
•
Retaining a third-party vendor to perform data mapping and HIPAA security risk assessment;
•
Enacting the NIST Cybersecurity Framework;
•
Applying SOC for Information Technology General Controls (ITGC);
•
Utilizing SOC2 Type 2 compliance, an Internal Controls report capturing how a company safeguards customer data and how well those controls are operating; and
•
Increasing employee training with the KnowBe4 Security Awareness Training modules.

Stockholder Communications to Our Board of Directors

Generally, Stockholders who have questions or concerns should contact our Investor Relations team as indicated in the “Contact” section of the “Investors” page on our website. Stockholders may communicate with the Board by sending a letter to the attention of our Corporate Secretary at the address of our principal executive offices. Any such communication must set forth the name and address of the stockholder on whose behalf the communication is sent and indicate whether the communication is intended for the full Board, the non-employee directors as a group or an individual director. The Corporate Secretary, or his or her designee, may review any such communication before forwarding it to its intended recipient(s), and may choose not to forward any communication that is unrelated to the duties and responsibilities of the Board or unduly hostile, threatening, illegal, similarly unsuitable or otherwise inappropriate for Board consideration. Items that are unrelated to the duties and responsibilities of our Board of Directors and that may be excluded, include:

•
junk mail and mass mailings;
•
resumes and other forms of job inquiries;
•
surveys; and
•
solicitations or advertisements.

Appropriate communications will be forwarded to the Board or the identified director(s) on a periodic basis. Any communications that concern accounting, internal control over financial reporting or auditing matters will be handled in accordance with procedures adopted by the Audit committee for such communications.

Shareholder Engagement

In the fourth quarter of 2022, we launched our formal shareholder engagement program to discuss various aspects of our ESG program and related progress. We conducted outreach to a diverse range of investors with various levels of holdings representing 22.4% of total share capital including 79.1% of share capital of our top 10 investors. As a result of the outreach, we were able to formally engage with shareholders representing 18.6% of total share capital including 65.6% of our top 10 investors. Our goal is to continue engaging with our shareholders and to expand such outreach on a consistent annual basis.

Supply Chain Management

In 2022, we also implemented a formal Supplier Code of Conduct and Modern Slavery Statement. As part of our code of conduct, we designed a supplier questionnaire to track suppliers' initiatives such as environmentally friendly operations, human rights protections, and data security protections. We also strive to collect key metrics, including minority, women, and veteran-owned suppliers, so we can better understand how Fulgent supports diverse businesses.

Customer and Employee Satisfaction

We maintain an open forum to collect feedback and monitor overall satisfaction of both our customers and employees in an effort to provide the highest quality of service possible. We value the views and experiences of our employees. Each department conducts periodic employee reviews and offers ongoing career development support and training programs for all employees. In 2022, our overall employee retention rate was 87% excluding the entities acquired in 2022.

Executive Officers

The names of our current executive officers, their ages as of May 1, 2023, and their positions are shown in the table below. Each executive officer’s employment with the Company is “at-will” and may be terminated at any time without any advance notice and for any reason or no reason at all. There are no arrangements or understandings between any of our executive officers and any other person pursuant to which such individual was or is selected as an officer of our Company, and, except with respect to Ming Hsieh and Jian Xie, there are no family relationships between any nominees and any executive officers of our Company. Biographical summaries of each of our executive officers who are not also members of our Board are also set forth below.

Name of Executive Officer	Age	Position(s) and Officer(s)
Ming Hsieh	67	Chief Executive Officer and Chairperson of the Board
Paul Kim	55	Chief Financial Officer
Hanlin Gao, M.D., Ph.D., D.A.B.M.G., F.A.C.M.G.	56	Chief Scientific Officer and Laboratory Director
Jian Xie	57	President and Chief Operating Officer

Mr. Hsieh serves as a member of our Board, and his background is described above.

Paul Kim has served as our Chief Financial Officer since January 2016. Prior to his service for us, Mr. Kim was retired from 2011 until 2015 and served as Chief Financial Officer of Cogent, Inc., a publicly traded biometric identification services and product company, from 2004 until 2011. Mr. Kim’s past experience also includes service as the Chief Financial Officer of JNI Corporation, a publicly traded storage area network technology company, from 2002 until 2003, as Vice President, Finance and Corporate Controller at JNI from October 1999 to August 2002 and as Vice President of Finance and Administration for Datafusion Inc., a privately held software development company, from 1998 until 1999. From April 1996 to January 1998, Mr. Kim was the Corporate Controller for Interlink Computer Sciences, Inc., a publicly traded enterprise software company. From 1990 to 1996, Mr. Kim worked for Coopers and Lybrand L.L.P., leaving as an audit manager. Mr. Kim received a B.A. in Economics from the University of California at Berkeley in 1989 and is a Certified Public Accountant.

Hanlin (Harry) Gao, M.D., Ph.D., D.A.B.M.G., F.A.C.M.G. is a founder of our genetic testing business, has served as Fulgent LLC’s Laboratory Director since February 2012, was appointed as Fulgent LLC’s Chief Scientific Officer in January 2016. Dr. Gao’s prior experience includes service as Laboratory Director of both the DNA Sequencing Core Laboratory and Clinical Molecular Diagnostics Laboratory at City of Hope from 2004 until 2013. Dr. Gao completed his clinical molecular genetics training fellowship and post-doctoral fellowship at Harvard Medical School in 2004 prior to joining City of Hope. Dr. Gao received a M.S. in Immunology and an M.D. from Peking University and Inner Mongolia University for Nationalities in China in 1993 and 1990, respectively, as well as a Ph.D. in Microbiology, Immunology and Medical Genetics from The Ohio State University in 2001. Dr. Gao is board certified in clinical molecular genetics by the American Board of Medical Genetics, is a Fellow of the American College of Medical Genetics and Genomics.

Jian (James) Xie, a co-founder of Fulgent Genetics, Inc., is our Chief Operating Officer, a position he has held since April 2018, and is our President since May 2022. Prior to Mr. Xie’s service as our Chief Operating Officer, he served as our Vice President of Bioinformatics, a position he held since inception. Prior to joining Fulgent, Mr. Xie served as the Senior Vice President of Cogent Inc., a publicly traded biometric identification service and product company from 1996 until 2011. As Chief Operating Officer of Fulgent, Mr. Xie is responsible for managing all global operations, product vision and product engineering. He is focused on unifying all departments to maximize efficiency, drive sustainable growth and inspire continuous innovation. He received his B.A. in Engineering from Chongqing University in 1987 and has both an M.S. in Industrial Engineering and an M.S. in Computer Science from the University of New South Wales in 1992.

COMPENSATION DISCUSSION AND ANALYSIS

Corporate Highlights

In 2022, we continued to expand our current genetic business and capabilities through our strategic acquisition of Symphony Buyer, Inc. (“Inform Diagnostics”) and Fulgent Pharma Holdings, Inc. (“Fulgent Pharma”).

In recent years, we have also experienced significant compound annual revenue growth and market capitalization expansion, including core revenue growth of 97% year-over-year in the fourth quarter of 2022. We completed our fiscal year ended December 31, 2022 with $872 million in cash, cash equivalents and marketable securities, including investments pending settlement. For a full discussion of our financial performance during the periods indicated below, please refer to the Annual Report and our other Annual Reports on Form 10-K filed with the SEC.

Compensation Philosophies and Objectives

The goal of our executive compensation philosophy is to deliver competitive levels of total compensation that attract and retain top leadership talent, with primary emphasis on pay for performance. Guiding principles that influence the structure and level of compensation for executive officers are:

•
The executive management team should be rewarded as a group for the financial performance of the Company, and also rewarded for individual performance;
•
The level of total compensation opportunity for each individual executive officer should reflect the relative level of job responsibility, market pay, and expected impact on the current and long-term performance of the Company;
•
A significant portion of total direct compensation should be at risk, with the opportunity for executive officers to earn correspondingly meaningful and competitive amounts of compensation relative to performance that drives growth in shareholder value;
•
Executive officers should be expected to retain a meaningful level of ownership in Company stock as a means of aligning the interests of management with those of shareholders;
•
Incentive compensation should be structured to focus management on achieving annual financial objectives in a manner that supports and drives the company’s long-term success and profitability; and
•
Elements of compensation other than direct pay, including perquisites, personal benefits, or protection agreements should serve a balance of interests among executives, the Company, customers, and shareholders.

Specifically, the objective is to target base salary at approximately the 50th percentile (i.e., median) of market pay. Variable incentive pay is earned based on performance that is measured over short-term and long-term periods. Target award levels are designed to deliver competitive total direct compensation (i.e., annual cash compensation plus long-term incentive compensation) in comparison to the Company’s peer group (refer to the subsection entitled “General Procedures and Benchmarking” below for a discussion of peer group composition and how market pay is defined for named executive officers). Awards earned are dependent upon achievement of planned performance levels.

Named Executive Officers

This Compensation Discussion and Analysis provides information regarding our executive compensation programs for the following executive officers. These executive officers are also referred to in this “Compensation Discussion and Analysis” as our named executive officers (“NEOs”).

Name of Executive Officer	Position
Ming Hsieh	Chief Executive Officer and Chairperson of the Board
Paul Kim	Chief Financial Officer
Hanlin Gao, M.D., Ph.D., D.A.B.M.G., F.A.C.M.G.	Chief Scientific Officer and Laboratory Director
Jian Xie	President and Chief Operating Officer

As described in further detail in this “Compensation Discussion and Analysis” section, our executive compensation program is designed to provide incentives to our executive officers that are financially sound and align the short-term and long-term interests of these executive officers with those of our stockholders. Our executive compensation generally consists of three primary elements: salary, long-term time-based and performance-based equity interests, and an annual cash bonus opportunity based on corporate performance.

General Procedures and Benchmarking

The Compensation committee reviews all aspects of cash and long-term incentive compensation for executive officers pursuant to its committee charter.

Risk Assessment and Mitigation

In accordance with its established practice, the Compensation committee met in February and August 2022 to conduct its annual review of the Company’s compensation policies and practices to assess risks reasonably likely to have a material adverse effect on the Company. We believe that our current policies and practices do not promote excessive risk taking and adequately manage these risks which we believe are mitigated by the polices described below.

•
Insider Trading Policy: Our insider trading policy is distributed on an annual basis to all employees and to all new employees. This policy applies to our officers, directors, employees, and consultants who may come into possession of material non-public information. This policy requires consent of a designated compliance officer prior to entry into any

10b5-1 trading plan and prohibits entry into any plan while in possession of material non-public information. Trades for our executive officers must also be precleared.
•
Hedging and Pledging: Our insider trading policy also prohibits pledging and hedging shares of our common stock. We made exceptions to our hedging policy for our Chief Executive Officer to enter into pre-paid forward contracts with respect to 2,550,000 shares of our common stock. These shares represent 8.5% of our then issued and outstanding shares of common stock. We have also previously permitted exceptions to the prohibition on share pledges as noted in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” When evaluating prospective transactions for exception, we consider a variety of factors, including whether the shares of our common stock were acquired by an officer or director through investment or compensation, the length of time these share were held, the number of pledged or hedged shares as compared to the total number of our issued and outstanding shares of our common stock and the likelihood, based on facts and circumstances available at the time, of those share being foreclosed upon. To date, no shares have been foreclosed upon pursuant to these arrangements.
•
Claw-Back Policy: In March 2022, we adopted a “claw-back” or recoupment policy pursuant to which we may seek to recoup certain compensation, including equity compensation, from executive officers in the event the Compensation committee determines that an executive officer engaged in serious misconduct, or, in certain circumstances, this executive officer failed to supervise a subordinate employee who engaged in serious misconduct and this misconduct resulted in a material violation of law or a violation of a written Company policy that caused us significant financial or reputational harm.
•
Compensation Program Risk Management: Our Compensation committee believes that the following features of our executive compensation program help to mitigate risk.
o
Compensation mix (as described further below) consists if a balanced mix of short-term, medium-term, and long-term compensation.
o
Equity grants generally have extended vesting periods designed to encourage executives to value and focus on long-term performance.
o
Bonuses and performance milestones are determined on an annual basis in the discretion of the Compensation committee.
o
Caps on the maximum payment under our annual cash incentive plan and our stock incentive compensation plan.

Role of Chief Executive Officer

The Compensation committee seeks input and recommendations from Mr. Hsieh, Chief Executive Officer, regarding base salary, target bonus levels, and long-term incentive grants for the executive officer group (other than himself). Mr. Hsieh makes these recommendations to the Committee based on guidelines provided by the Compensation committee and judgments regarding individual performance. Mr. Hsieh is not involved with any aspect of determining his own pay.

Role of Compensation Consultant

The Compensation committee also retains an independent compensation consultant to assist in evaluating Mr. Hsieh’s recommendations and the Company’s executive compensation program. USI, an independent human resources consulting firm, was retained to obtain benchmark data and assist in the design and development of the Company’s executive compensation. The Compensation committee has considered the independence of USI in light of SEC rules and Nasdaq listing standards. In connection with this process, the Compensation committee has reviewed, among other items, a letter from USI that addresses the independence of USI and the members of the consulting team serving the committee, including the following factors: (i) other services provided to the Company by USI, (ii) fees paid by the Company as a percentage of USI total revenue, (iii) policies and procedures of USI that are designed to prevent conflicts of interest, (iv) any business or personal relationships between members of the USI consultant team with members of the committee, (v) and stock of the Company owned by members of the USI consultant team or any immediate family members, and (vi) any business or personal relationships between the executive officers of the Company and members of the USI consultant team. The Compensation committee discussed these considerations and concluded that the work performed by USI and the members of the consulting team did not raise any conflicts of interest.

Benchmarking

The Compensation committee determines competitive levels of total compensation for executive officers by applying market pay data and prevalence of practice information provided by the compensation consultant to the Compensation committee. Market pay information is used by the Compensation committee to establish and maintain competitive levels of total direct compensation and to determine the level of pay actually delivered to each named executive officer. Market pay data is applied in setting target levels of:

•
base salary;
•
total cash compensation (i.e., base salary plus annual incentive awards); and
•
total direct compensation (i.e., total cash compensation plus targeted long-term incentive compensation).

The Compensation committee also relies on prevalent market practices in assessing the competitiveness and appropriateness of perquisites, personal benefits, deferred compensation, and payments in connection with events that may trigger payments or benefits to executive officers, such as a change-in-control.

The peer group market for the Company includes 14 healthcare and diagnostics and research companies. The companies included in the peer group are identified by the compensation consultant and reviewed by the Compensation committee on an annual basis. Peer organizations are located within a multi-state geographic region and are of comparable market capitalization and revenue size to the Company. The companies that are included in the peer group have market capitalization or revenue that are 0.25x to 2.5x that of the Company. The peer group companies remain in the peer group each year to maintain a stable and consistent market pay measure, with additions and deletions occurring when required to assure comparability to the Company and to reflect mergers and acquisitions. The following list includes all peer group companies used for the current period:

Peer Company	Headquarters
Biodesix Inc	Boulder, CO
CareDx Inc.	Brisbane, CA
Castle Biosciences Inc.	Friendswood, TX
Exact Sciences Corp.	Madison, WI
Guardant Health Inc.	Redwood City, CA
Invitae	San Francisco, CA
Meridian Bioscience	Cincinnati, OH
Myriad Genetics	Salt Lake City, UT
NanoString Technologies	Seattle, WA
Natera Inc.	San Carlos, CA
NeoGenomics Inc.	Fort Myers, FL
Pacific Biosciences of California	Menlo Park, CA
Quidel Corporation	San Diego, CA
Veracyte Inc.	South San Fransisco, CA

The compensation consultant provides the Compensation committee, on an annual basis, total direct compensation pay amounts delivered by the peer group to each named executive officer. The source of data applied in the market analysis is the annual proxy reports for each peer company. Market pay data is statistically summarized and presented for the CEO, CFO, and all other Executive Vice President level officers. Market pay data is summarized separately for base salary, total cash compensation, long-term incentive compensation, and total direct compensation.

The Compensation committee also uses industry pay data provided by the compensation consultant. This data is sourced from published compensation surveys that report the level of base salary and total cash compensation paid to executives in like positions by companies of comparable revenue size in comparable industries.

Market pay data from both the peer group and industry data sources are collectively a primary factor in the Compensation committee’s recommendations to the full Board on setting target levels of base salary, annual incentive awards, and long-term incentive awards; and are taken into account along with performance in determining base pay increases.

Elements of Executive Compensation

The following is a summary of our compensation arrangements with each of our executive officers which are in accordance with our employment agreements and severance agreements with each of them, which are filed as exhibits to our Annual Report on Form 10-K. The elements of total compensation delivered to all or certain named executive officers, including potential payments or benefits include:

•
Base salary (refer to column (c) of Summary Compensation Table)
•
Annual incentive awards (refer to column (d) of Summary Compensation Table)

•
Long-term incentive compensation in the form of equity grants or awards (refer to column (e) of Summary Compensation Table)
•
Perquisites and personal benefits (refer to column (f) of Summary Compensation Table)
•
Severance and/or change-in-control agreements (refer to Payments or Benefits in Connection with Termination of Employment or Change-in-Control)

Base Salary

As discussed in the “Compensation Philosophies and Objectives” section , base salary is targeted at the median market base salary for each executive officer position. Market base salary is the primary determinant of target base pay levels, with internal equity or pay relationships among officer positions a secondary consideration.

Base salary for each executive officer is reviewed annually and is subject to adjustment consistent with individual performance. Other factors that influence the amount of adjustment to base salaries are the budget made available company-wide for base pay increases, and the need for market equity adjustments referenced in the “Compensation Philosophies and Objectives” section.

Annual Incentive Award

All named executive officers participate in an annual incentive pay plan that provides a cash award opportunity tied to the Company’s revenue and EBITDA achieved for the fiscal year in comparison to the Company’s financial plan for the year. The goals are weighted at the same level in determining that cash award. The objective of the plan is to place a meaningful portion of targeted cash compensation at risk, and to deliver reasonable and competitive awards to executive officers for achieving the income objectives set for the year. Annual incentive bonus targets, expressed as a percentage of base salary, are established at the beginning of the fiscal year period for each executive officer. The Compensation committee establishes threshold and target levels of performance and caps the maximum awards. No matter how extraordinary the performance, the award is capped at 200% of the target.

Long-Term Incentive Compensation

The 2016 Plan was amended and restated in 2020 and is proposed to be amended and restated at the Annual Meeting. The 2016 Plan enables the Company to attract and retain future leadership talent and reward executives and other selected officers for growing the value of the Company. Equity grants during the 2021 and 2020 fiscal years were made in the form of time-based RSUs. Equity grants during the 2022 fiscal year were made in the form of performance-based and time-based RSUs.

These RSU grants provide the recipient the right to receive a full-value share of the Company’s common stock for each unit granted, upon satisfaction of the conditions set forth under the grant agreement. This form of equity award was chosen by the Board for several reasons, including favorable accounting treatment under ASC 718, use of fewer shares relative to comparable value of stock options, and retention of awarded shares by the executive when coupled with the share ownership and retention policy. Under the terms of the award agreements, the time-based RSUs are subject to a three-year and four-year service vesting requirement, subject to continued service of the executive with us on the vesting date.

Personal Benefits, Perquisites, and Supplemental Retirement Benefits

The Board provides a reasonable level of personal benefits and perquisites to the named executive officers to support the business interests of the Company, provide competitive compensation, and to recognize the substantial commitment both professionally and personally expected from executive officers. There are no supplemental retirement benefits provided to any named executive officer.

Potential Payments upon Termination or Change-In-Control

Severance Obligations

We have entered into severance agreements with each of our named executive officers. These severance agreements provide that, subject to an executive officer’s execution and absence of revocation of a release in favor of us, the executive officer is entitled to one year of continuation of his or her then-current annual base salary following a termination of such executive officer’s employment with us for any reason within one year after a change in control of our Company. In general, the severance agreements provide that a change of control will occur if: any person or group of persons becomes the beneficial owner of more than 50% of the combined voting power of our Company (except for a transaction in which the beneficial owners of voting securities of our Company before the transaction continue to hold, directly or indirectly, the same proportions of voting securities in our Company after the transaction); the individuals who comprise our Board (or such other individuals as may be approved by a vote of at least two-thirds of our Board) cease to comprise at least a majority of our Board in any 12-month period; our Company merges or consolidates with another entity (except for a merger or consolidation effected to implement a recapitalization or similar transaction), which would result in the voting securities of entity outstanding immediately prior to the transaction continuing to represent more than 50% of the combined voting power of the voting securities of our company or the surviving entity outstanding immediately after such merger or consolidation; or our Company liquidates or dissolves or sells or otherwise disposes of substantially all of its assets; in each case subject to certain specified exceptions. If Mr. Hsieh, Mr. Xie, Mr. Kim, or Dr. Gao had been terminated on December 31, 2022, they would have been eligible to receive $1,000,000, $615,000, $600,000, and $513,000, respectively, in one year of continued salary.

Severance Tax Matters

All payments made and benefits available to each executive officer in connection with his or her employment agreement will comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), in accordance with the terms of his or her employment agreement. Should any portion of a named executive officer’s severance or other benefits constitute a “parachute payment” under Section 280G of the Code, and therefore become subject to an excise tax under Section 4999 of the Code, then such named executive officer shall be paid the full amount of severance under the severance agreement on the first business day after the date that is six (6) months following the named executive officer’s termination of employment (or upon the named executive officer’s death, if earlier).

Interrelationship Between Compensation Elements

Other important interrelationships between elements of total compensation are:

•
The annual cash incentive plan and the equity based long-term incentive compensation plan reflect a balance of reward for annual profitability, sustained long-term financial performance, and growth in share value.
•
The policy of requiring retention of any net shares delivered through the long-term incentive compensation plan for at least a one-year period strengthens the alignment of executives with shareholders.
•
The value of stock awards collectively represents wealth accumulation that will be monitored to assure delivery of reasonable, fair, and competitive compensation that is aligned with the stated executive compensation philosophies.
•
Payments or benefits triggered by death, disability, termination without cause, or change-in-control share a common purpose of providing a reasonable and fair level of protection against loss of income or benefits in connection with events over which the executive has no control.

Executive Compensation Decisions for 2022

Direct Compensation Mix and Market Alignment

Executive compensation is based upon pay for performance, with both annual and long-term incentives. Target total direct compensation is designed so that a significant portion of compensation varies based on the performance of the Company. The mix of award opportunity granted each year reflects a balance of short-term financial performance and long-term sustained share value growth. The amount at risk for the CEO is greater than the amount at risk for all other named executive officers in recognition of the higher level of accountability held by the CEO for the performance of the Company.

The table below is a summary of Company financial performance, which is a factor considered by the Compensation committee in making compensation decisions.

Fiscal Year	Stock Price at 12/31	Revenue ($ Millions)	Basic EPS
2022	$29.78	$619.0	$4.76
2021	$100.59	$992.6	$17.25
2020	$52.10	$421.7	$9.44

Base Salary

Generally, annual increases to base salary for each NEO, are determined based upon the NEO’s current salary relative to the market data and peer group, individual performance, and the Company’s expectations for overall wage expense increases. Larger salary increases may occur when promotions or additional accountabilities create additional value for a specific position or benchmark studies indicate that an adjustment is necessary to maintain market competitiveness.

Effective February 28, 2022, the Board approved new base salaries for the CEO, President and Chief Operating Officer, Chief Financial Officer, and Chief Scientific Officer of $1,000,000, $615,000, $600,000, and $513,000, respectively. The base salary increases over the prior year were made to better align the compensation with the peer group and industry data sources. The base salary increases were determined pursuant to the process outlined above.

Annual Incentive Pay Plan

Target annual incentive awards, expressed as a percentage of base salary, are established before the beginning of the fiscal year period for each executive officer. These award levels correspond to target levels of 100% of base salary for the CEO, and 30% of base salary for all other named executive officers. The target incentive award levels set for executive officers reflect the Board’s executive pay objectives explained under the “Compensation Philosophies and Objectives” section.

The Committee establishes threshold levels of performance and caps the maximum awards. Revenue and EBITDA are used to determine annual incentive funding, and each metric is weighted equally. Actual performance must be at least 75% of the allocated target amounts for awards to be payable. If actual performance is at least 75% of plan, then 50% of the executive’s allocated target award is funded. Awards under the schedule are scaled proportionately for performance between 75% and 125% of plan. The award schedule provides executives with the opportunity to earn incentive awards that are greater than their target awards with actual performance above plan. No matter how extraordinary the performance, the award is capped at 200% of the target.

For the 2022 fiscal year period, the payout was funded at 71% of target incentive awards based on actual revenue and EBITDA compared to plan targets. The CEO earned an incentive payout of 71% of his base salaries, and other NEO’s earned an incentive payout of 21% of their base salaries.

Equity Awards

Equity grants made under the 2016 Plan during the 2022 fiscal year were made in the form of performance-based RSUs and time-based RSUs. In determining a reasonable level of long-term incentive compensation to be granted, the Compensation committee considered current total direct compensation relative to the market data and peer group.

The 2022 performance-based RSU grants are earned and awarded over a three-year period. The number of RSU awards earned are scaled based on actual performance and will depend on how the company performs against annual revenue and profit performance goals for each of fiscal years 2022, 2023, and 2024. The performance-based RSUs vest and settle after the end of each fiscal year. Based on fiscal year 2022 actual performance, the CEO earned 7,616 RSUs, and the other NEOs earned 2,142 RSUs each. The performance-based RSUs earned for fiscal year 2022 are equal to 71% of the target award.

The 2022 time-based RSU grants vest over a period of three years, with 1/3rd of such shares vesting 12 months after vesting commencement date (August 1, 2022 for the CEO and March 1, 2022 for other NEOs), and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service on each vesting date. The CEO received 30,000 time-based RSUs with a grant date value of $1,786,200, and the President and Chief Operating Officer, Chief Financial Officer, and Chief Science Officer, each received 9,000 time-based RSUs with a grant date value of $560,700.

In addition to the equity awards described above, the President and Chief Operating Officer, Chief Financial Officer, and Chief Science Officer received special one-time equity awards. Each received 32,000 time-based RSUs with a grant date value of $1,993,600 to reward for strong profitability relative to its peers and significant growth in share value. The Company’s executive team led the Company through an unprecedented period in world history due to the COVID-19 pandemic. Over the past several years, the Company had explosive growth in total revenue as well as core revenue. Net income in 2021 increased 200% as compared to the prior year, and EBITDA was near the top percentile compared to the peer group companies. The shares subject to the one-time special time-based RSUs vest over a period of four years to incent retention, with 1/4th of such shares vesting 12 months after March 1, 2022, and 1/16th of such shares vesting at the end of every three-month period thereafter over the remaining 36 months, subject to continued service on each vesting date.

Impact of Accounting and Tax Treatments of Compensation

The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our executive officers. However, the Compensation committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit/value to the executive.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company’s chief executive officer and four other most highly paid executive officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. We periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of our executive compensation to comply with certain exemptions in Section 162(m). However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer’s performance.

The Company does not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by the Company.

Compensation Committee Report

The Compensation committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement on Schedule 14A.

/s/ Members of the Fulgent Genetics, Inc. Compensation Committee

Linda Marsh, Chairperson
Michael Nohaile, Ph.D.
Regina Groves

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officer Compensation

Summary Compensation Table

The following table shows the total compensation paid or accrued to our named executive officers during the last three fiscal years ended December 31, 2022, 2021, and 2020. Our named executive officers consist of (1) our Chief Executive Officer, (2) our Chief Financial Officer, (3) our Chief Scientific Officer and Laboratory Director, and (4) our President and Chief Operating Officer.

Name and Principal Position	Year	Salary ($)	Bonuses ($)	Stock Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)
Ming Hsieh	2022	947,917	713,556	3,572,400	(3)	—	5,233,873
Chief Executive Officer	2021	664,303	5,000,000	—		—	5,664,303
	2020	240,000	8,000	—		—	248,000

Paul Kim	2022	579,167	128,440	3,115,000	(4)	49,980	3,872,587
Chief Financial Officer	2021	424,878	200,000	—		45,104	669,982
	2020	210,000	8,000	1,136,800	(5)	35,656	1,390,456

Hanlin Gao	2022	510,292	109,816	3,115,000	(4)	10,500	3,745,608
Chief Scientific Officer and Laboratory Director	2021	427,262	200,000	269,570	(6)	3,275	900,107
	2020	210,000	8,000	—		5,513	223,513

Jian Xie	2022	611,875	131,651	3,115,000	(4)	12,200	3,870,726
President and Chief Operating Officer	2021	495,920	200,000	—		8,700	704,620
	2020	210,000	8,000	5,684,000	(7)	6,540	5,908,540

Summary Compensation Table Footnotes:

(1)
Calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 to reflect the grant date fair value for stock awards for fiscal years 2022, 2021, and 2020. Assumptions used in the calculation of these amounts are included in Note 10 to our audited consolidated financial statements included in the Annual Report.
(2)
Amounts consist of our matching contributions under our 401(k)-retirement savings plan for Dr. Gao and Mr. Xie. For Mr. Kim, the amounts reflect $10,500, $4,450, and $2,603 in matching contributions under our 401(k)-retirement savings plan in 2022, 2021 and 2020, respectively, and $39,480, $40,654 and $33,053 for the rent and other costs paid by us for an apartment located near our corporate headquarters that was used by Mr. Kim in 2022, 2021 and 2020, respectively.
(3)
Represents (i) 30,000 shares of time-based RSUs granted on August 1, 2022, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after August 1, 2022, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to the officer’s continued service for us on each vesting date, and (ii) 30,000 shares of performance-based RSUs granted on August 1, 2022. The performance-based RSUs are subject to adjustment upward (to a maximum of 150% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2022, 2023, and 2024. The grant date probable value for such performance-based RSUs was approximately $1.8 million, and as of the grant date, the value of the maximum potential payout was approximately $2.7 million.
(4)
Represents RSU awards granted on February 28, 2022 relating to (i) 32,000 shares of one-time special time-based RSUs, which vest over a period of four years, with 1/4th of such shares vesting 12 months after March 1, 2022, and 1/16th of such shares vesting at the end of every three-month period thereafter over the remaining 36 months, subject to the respective officer’s continued service for us on each vesting date, (ii) 9,000 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after March 1, 2022, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to the respective officer’s continued service for us on each vesting date, and (iii) 9,000 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 150% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2022, 2023, and 2024. The grant date probable value for such performance-based RSUs was approximately $561,000, and as of the grant date, the value of the maximum potential payout was approximately $841,000.

(5)
Represents 40,000 shares of time-based RSUs granted on August 3, 2020, which vest over a period of four years, with 1/4th of such shares vesting 12 months after August 3, 2020, and 1/16th of such shares vesting at the end of every three-month period thereafter, subject to the officer’s continued service for us on each vesting date.
(6)
Represents 3,500 shares of time-based RSUs granted on April 30, 2021, which vest over a period of four years, with 1/4th of such shares vesting 12 months after April 30, 2021, and 1/16th of such shares vesting at the end of every three-month period thereafter, subject to the officer’s continued service for us on each vesting date.
(7)
Represents 200,000 shares of time-based RSUs granted on August 3, 2020, which vest over a period of four years, with 1/4th of such shares vesting 12 months after August 3, 2020, and 1/16th of such shares vesting at the end of every three-month period thereafter, subject to the officer’s continued service for us on each vesting date.

Narrative Explanation to the Summary Compensation Table

Named Executive Officers are eligible to receive annual incentive bonuses that provide a cash award tied to Company performance. The value of any awards paid with respect to the applicable fiscal year is disclosed in column (d) of the Summary Compensation Table. Refer to the “Compensation Discussion and Analysis” section for a more complete explanation of the plan.

The stock awards reported in column (e) of the Summary Compensation Table represent the grant date value of RSUs granted to Named Executive Officers during the fiscal year. Refer to the “Compensation Discussion and Analysis” section and above footnotes to the table for a description of these equity grants and the associated vesting conditions.

The Named Executive Officers are participants in the Fulgent 401(k) Plan. The employer contribution amounts for the fiscal year period for each named executive officer are included in column (f) and reported under footnote number 3 of the Summary Compensation Table. Employer contributions under the 401(k) Plan are structured as a percent of base salary up to statutory compensation limits and include Safe Harbor contributions, applied on a non-discriminatory basis for all 401(k) Plan participants.

2022 Fiscal Year Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during the fiscal year ended December 31, 2022 to each of our executive officers named in the Summary Compensation Table.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)		($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Ming Hsieh	8/1/2022	—	—	—	—	—	—	60,000	—	—	3,572,400
Paul Kim	2/28/2022	—	—	—	—	—	—	50,000	—	—	3,115,000
Hanlin Gao	2/28/2022	—	—	—	—	—	—	50,000	—	—	3,115,000
Jian Xie	2/28/2022	—	—	—	—	—	—	50,000	—	—	3,115,000

Narrative Explanation to the Grants of Plan Based Award Table

The grant date for all equity awards is the day the award is approved by Compensation committee, unless otherwise determined by the Compensation committee. Equity grants were delivered in the form of RSUs as provided for under the 2016 Plan.

Refer to the “Compensation Discussion and Analysis” section for a description of conditions attached to RSU grants made during the fiscal year. All earned RSUs are paid in the form of Fulgent Genetics, Inc. common shares at the end of the vesting period.

Outstanding Equity Awards at December 31, 2022

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Ming Hsieh	—	—	—	—	—	60,000	(1)	1,786,800	(5)	—	—
Paul Kim	—	—	—	—	—	81,563	(2)	2,428,946	(5)	—	—
Hanlin Gao	—	—	—	—	—	55,001	(3)	1,637,930	(5)	—	—
Jian Xie	—	—	—	—	—	153,438	(4)	4,569,384	(5)	—	—
(1)
Represents RSU awards relating to (i) 30,000 shares granted on August 1, 2022, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after August 1, 2022, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to the officer’s continued service for us on each vesting date, and (ii) 30,000 shares of performance-based RSUs granted on August 1, 2022. The performance-based RSUs are subject to adjustment upward (to a maximum of 150% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2022, 2023, and 2024.
(2)
Represents RSU awards relating to (i) 20,000 shares granted on February 27, 2019 (vesting commencement date of March 1, 2019), 15,000 shares granted on August 1, 2019 (vesting commencement date of August 15, 2019), 40,000 shares granted on November 1, 2019 (vesting commencement date of November 15, 2019), 40,000 shares granted on August 3, 2020 (vesting commencement date of August 3, 2020), 32,000 shares granted on February 28, 2022 (vesting commencement date of March 1, 2022), which vest over a period of four years, with 1/4th of such shares vesting 12 months after vesting commencement date, and 1/16th of such shares vesting at the end of every three-month period thereafter over the remaining 36 months, subject to the officer’s continued service for us on each vesting date, (ii) 9,000 shares granted on February 28, 2022, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after March 1, 2022, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to officer’s continued service for us on each vesting date, and (iii) 9,000 shares of performance-based RSUs granted on February 28, 2022. The performance-based RSUs are subject to adjustment upward (to a maximum of 150% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2022, 2023, and 2024.
(3)
Represents RSU awards relating to 15,000 shares of our common stock granted on August 1, 2019 (vesting commencement date of August 15, 2019), 3,500 shares of our common stock granted on April 30, 2021 (vesting commencement date of April 30, 2021), 32,000 shares granted on February 28, 2022 (vesting commencement date of March 1, 2022), which vest over a period of four years, with 1/4th of such shares vesting 12 months after vesting commencement date, and 1/16th of such shares vesting at the end of every three-month period thereafter over the remaining 36 months, subject to the officer’s continued service for us on each vesting date, (ii) 9,000 shares granted on February 28, 2022, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after March 1, 2022, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to officer’s continued service for us on each vesting date, and (iii) 9,000 shares of performance-based RSUs granted on February 28, 2022. The performance-based RSUs are subject to adjustment upward (to a maximum of 150% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2022, 2023, and 2024.
(4)
Represents RSU awards relating to 20,000 shares granted on February 27, 2019 (vesting commencement date of February 27, 2019), 25,000 shares granted on August 1, 2019 (vesting commencement date of August 1, 2019), 40,000 shares granted on November 1, 2019 (vesting commencement date of November 15, 2019), 200,000 shares granted on August 3, 2020 (vesting commencement date of August 3, 2020), 32,000 shares granted on February 28, 2022 (vesting commencement date of March 1, 2022), which vest over a period of four years, with 1/4th of such shares vesting 12 months after vesting commencement date, and 1/16th of such shares vesting at the end of every three-month period thereafter over the remaining 36 months, subject to the officer’s continued service for us on each vesting date, (ii) 9,000 shares granted on February 28, 2022, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after March 1, 2022, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to officer’s continued service for us on each vesting date, and (iii) 9,000 shares of performance-based RSUs granted on February 28, 2022. The performance-based RSUs are subject to adjustment upward (to a maximum of 150% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2022, 2023, and 2024.

(5)
The market value was determined by multiplying the unvested shares of common stock subject to the stock award by $29.78, the closing price of our common stock on December 31, 2022.

Option Exercises and Stock Vested in 2022

The following table shows information regarding exercises of options to purchase our common stock and vesting of stock awards held by each of our named executive officers during the fiscal year ended December 31, 2022.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Ming Hsieh	—	—	—	—
Paul Kim	—	—	28,750	1,518,783
Hanlin Gao	—	—	5,062	267,900
Jian Xie	—	—	71,250	3,884,556

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

CEO Pay Ratio

The following is a reasonable estimate prepared under the SEC rules of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees. For the 2022 fiscal year:

•
The estimated median of the annual total compensation of all of employees, excluding the CEO, was $68,452;
•
The annual total compensation of the CEO, as reported in the Summary Compensation Table, was $5,233,873; and
•
The ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees was estimated to be 76 to 1.

In determining the pay ratio information provided above, we first identified “median employee” for the 2022 fiscal year by using the following methodology, as permitted by the SEC’s pay ratio disclosure rules:

•
We selected December 31, 2022 as the date upon which we would identify employee population and median employee and, from tax and payroll records, we compiled a list of 2,174 total full-time, part-time, temporary and seasonal employees who were employed on that date.
•
We used total cash compensation during the 2022 fiscal year as a consistently applied compensation measure to identify the median employee from the employees on the list. For this purpose, we define total cash compensation as W-2 Box 5 wages.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodologies prescribed by the SEC. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Due to the flexibility afforded by the rules of the SEC in calculating the pay ratio amount, the ratio calculated may not be comparable to the CEO pay ratio presented by other companies.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2022 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Linda Marsh(4)(5)	73,000	206,244	—	—	—	—	279,244
Michael Nohaile, Ph.D. (4)(6)	42,750	238,160	445,560	—	—	—	726,470
Regina Groves	—	—	—	—	—	—	—
(1)
Ming Hsieh, Chairperson of our Board and Chief Executive Officer, is not included in this table because he is an employee of our Company and thus receives no additional compensation for his services as a director. The compensation received by Mr. Hsieh as an employee of our Company is described under “Executive Officer Compensation” above.
(2)
These amounts represent the aggregate grant date fair value of stock awards granted to each director in 2022 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 10 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2022.
(3)
These amounts represent the aggregate grant date fair value of options granted to each director in 2022 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 10 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2022.
(4)
The following table represents grant date fair value and unvested awards for the awards granted in 2022 on a grant-by-grant basis:

Name	Grant Date	Grant Date Fair Value ($/Sh)	Number of Stock Options Held at Fiscal Year-End	Number of Shares of Restricted Stock Held at Fiscal Year-End
Linda Marsh	5/18/2022	55.49	—	2,000
Linda Marsh	8/1/2022	59.54	—	1,600
Michael Nohaile, Ph.D.	8/1/2022	44.56	10,000	—
Michael Nohaile, Ph.D.	8/1/2022	59.54	—	4,000
Regina Groves	—	—	—	—
(5)
As of December 31, 2022, Ms. Marsh held the following outstanding equity awards: (i) a stock option award granted on August 1, 2019 to purchase 20,000 shares of our common stock at an exercise price of $7.56; (ii) a stock option award granted on May 27, 2020 to purchase 5,000 shares of our common stock at an exercise price of $15.82; (iii) a RSU award granted on May 20, 2021 representing the right to receive 1,250 shares of our common stock; (iv) a RSU award granted on May 18, 2022 representing the right to receive 2,000 shares of our common stock; and (v) a RSU award granted on August 1, 2022 representing the right to receive 1,600 shares of our common stock. All such equity awards vest pursuant to the vesting schedule for director equity awards set forth in our non-employee director compensation program.
(6)
As of December 31, 2022, Dr. Nohaile held the following outstanding equity awards: (i) a stock option award granted on August 1, 2022 to purchase 10,000 shares of our common stock at an exercise price of $59.54 and (ii) a RSU award granted on August 1, 2022 representing the right to receive 4,000 shares of our common stock. All such equity awards vest pursuant to the vesting schedule for director equity awards set forth in our non-employee director compensation program.

The following is a description of the standard compensation arrangements under which our directors are compensated for their service as directors, including as members of the various committees of our board.

Non-Employee Director Compensation Program

Our Board has established a compensation program for our directors who are not employees of our Company, which consists of cash and equity compensation as set forth below. Mr. Hsieh, who serves as our Chief Executive Officer and Chairperson of our Board, does not receive any additional compensation for his service as a director. We expect to continue to evaluate our compensation policies with respect to our non-employee directors.

Cash Compensation

All of our non-employee directors receive reimbursement for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board and committee meetings, as well as the following annual cash retainer fees for their service as directors, chairs of the committees of our Board and members of the committees of our Board:

Fee Amount ($)(1)

Annual Board Retainer Fee:
All non-employee directors	70,000
Annual Committee Chair Retainer Fees:(2)
Audit committee chair	15,000
Compensation committee chair	10,000
Nominating committee chair	6,000
Annual Committee Member Retainer Fees:(2)
Audit committee member	7,500
Compensation committee member	5,000
Nominating committee member	3,000
(1)
Directors, committee chairs and committee members receive pro-rated amounts of all annual retainer fees for any partial year of service.
(2)
Committee chair and member retainer fees are in addition to the annual Board retainer fee.

Equity Compensation

Subject to certain exceptions, each non-employee director who is initially appointed or elected to our Board was eligible to receive, on the date he or she first becomes a non-employee director, initial equity compensation of, at his or her election, a stock option award to acquire up to 20,000 shares of our common stock, a RSU award representing the right to receive 8,000 shares of our common stock or a combination of stock option and RSU awards that together relate to a number of shares of our common stock equivalent to the foregoing amounts.

In addition, each continuing non-employee director was eligible to receive, on the date of each annual meeting of our stockholders, including the Annual Meeting, annual equity compensation of, at his or her election, a stock option award to acquire up to 9,000 shares of our common stock, a RSU award representing the right to receive 3,600 shares of our common stock or a combination of stock option and RSU awards that together relate to a number of shares of our common stock equivalent to the foregoing amounts.

All equity awards granted to our non-employee directors pursuant to our non-employee director compensation program will be granted under the 2016 Plan (or any successor to such plan) and will vest as follows: 1/4th of the total shares subject to the award will vest 12 months after the grant date and 1/16th of the total shares subject to the award will vest at the end of every three-month period thereafter, subject to the director’s continued service for us on each vesting date.

On February 23, 2023, our Compensation committee amended our Director Compensation Program. The Amended and Restated Director Compensation Program (the “Program”) amended the initial equity compensation such that each non-employee director may elect at his or her option, (i) a stock option to acquire up to a number of shares of our common stock with an aggregate grant fair value equal to $400,000, valued based on a Black-Scholes valuation method, (ii) a RSU award having an aggregate fair market value up to $400,000, assuming the closing price of our common stock on the date of grant, or (iii) a combination of stock option and RSU awards to acquire or relating to, as applicable, a number of shares of our common stock, such that the sum of the aggregate fair value of the awards is equal to $400,000. The Program also amended the annual equity compensation such that each non-employee director may elect at his or her option (i) a stock option to acquire up to a number of shares of our common stock with an aggregate grant fair value equal to $180,000, valued based on a Black-Scholes valuation method, (ii) a RSU award having an aggregate fair market value up to $180,000, assuming the closing price of our common stock on the date of grant, or (iii) a combination of stock option and RSU awards to acquire or relating to, as applicable, a number of shares of our common stock, such that the sum of the aggregate fair value of the awards is equal to $180,000.

PAY VERSUS PERFORMANCE

The following table shows the relationship between executive compensation actually paid (“CAP”) to our Principal Executive Officer (“PEO”) and other named executive officers, including our Chief Financial Officer, Chief Scientific Officer and Laboratory Director, and President and Chief Operating Officer (“Non-PEO NEOs”), and certain financial performance of the Company during the last three fiscal years ended December 31, 2022, 2021 and 2020.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On:		Net Income	Revenue
					Total Share-holder Return	Peer Group Total Share-holder Return
	($)	($)	($)	($)	($)	($)	($ Millions)	($ Millions)
(a)	(b) (1)	(c) (2)	(d) (3)	(e) (4)	(f) (5)	(g) (6)	(h) (7)	(i) (8)
2022	5,233,873	3,448,273	3,829,640	(2,733,189)	231	111	143.4	619.0
2021	5,664,303	5,664,303	758,236	6,545,715	780	125	507.4	992.6
2020	248,000	248,000	2,507,503	6,407,036	404	126	214.3	421.7

Footnotes:

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Ming Hsieh, Chief Executive Officer (our Principal Executive Officer, or PEO), for each corresponding year in the “Total” column of the Summary Compensation Table.
(2)
The dollar amounts reported in column (c) represent the amount of CAP to Ming Hsieh, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Ming Hsieh during the applicable year.

In accordance with SEC rules, the following adjustments were made to Ming Hsieh’s total compensation for each year to determine CAP:

Footnote (2) - Table 1
Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards	Equity Award Adjustments	Compensation Actually Paid to PEO
	($)	($)	($)	($)
(a)	(b)	(c) (i)	(d) (ii)	(e)
2022	5,233,873	3,572,400	1,786,800	3,448,273
2021	5,664,303	—	—	5,664,303
2020	248,000	—	—	248,000

i.
The grant date fair value of equity awards in column (c) of Footnote (2) - Table 1 represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
ii.
The equity award adjustments in column (d) of Footnote (2) - Table 1 include the addition (or subtraction, as applicable) of the following: (1) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (2) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (3) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Footnote (2) - Table 2
Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2022	1,786,800	—	—	—	—	—	1,786,800
2021	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding the Company’s PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding the Company’s PEO) included for purposes of calculating the average amounts in each applicable year are as follows: Paul Kim, Chief Financial Officer, Hanlin Gao, Chief Scientific Officer and Laboratory Director, and Jian Xie, President and Chief Operating Officer, for 2020, 2021, and 2022, .
(4)
The dollar amounts reported in column (e) represent the average amount of CAP to the NEOs as a group (excluding the Company’s PEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the Company’s PEO) during the applicable year.

In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding the Company’s PEO) for each year to determine the CAP, using the same methodology described above in Footnote 2:

Footnote (4) - Table 1
Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments	Average Compensation Actually Paid to Non-PEO NEOs
	($)	($)	($)	($)
(a)	(b)	(c)	(d) (i)	(e)
2022	3,829,640	3,115,000	(3,447,829)	(2,733,189)
2021	758,236	89,857	5,877,336	6,545,715
2020	2,507,503	2,273,600	6,173,133	6,407,036

i.
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Footnote (4) - Table 2
Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2022	1,489,000	(3,304,514)	—	(1,632,315)	—	—	(3,447,829)
2021	117,355	3,904,479	—	1,855,502	—	—	5,877,336
2020	4,168,000	1,572,103	—	433,030	—	—	6,173,133

(5)
The cumulative total shareholder return (“TSR”) amounts reported in column (f) are calculated in the same manner as required under Item 201(e) of Regulation S-K, measuring the total shareholder return from the market close on the last trading day before the earliest fiscal year in the table, or December 31, 2019, through to and including the end of the fiscal year for which total shareholder return is calculated, or December 31, 2022.
(6)
The weighted peer group TSR amounts reported in column (g) reflect the Company’s peer group (NASDAQ Biotechnology Index) as reflected in our Annual Report on Form 10-K pursuant to Item 201(e) of Regulation S-K for the fiscal year ended December 31, 2022. Each year reflects what the cumulative value of $100 would be, including the reinvestment of dividends, if such amount were invested as of market close on December 31, 2019.

(7)
The dollar amounts reported in column (h) are the Company’s net income amounts reflected in the Company’s audited financial statements for the applicable year.
(8)
While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that revenue is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the Pay Versus Performance Table) used by the company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to company performance. The dollar amounts reported in column (i) are the Company’s revenue amounts reflected in the Company’s audited financial statements for the applicable year.

Financial Performance Measures

The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

(1)
Revenue
(2)
EBITDA
(3)
Total Shareholder Return
(4)
Earnings Per Share
(5)
Core Revenue

Analysis of Information Presented in the Pay Versus Performance Table

In recent years, we have experienced significant compound annual revenue growth. This revenue growth drove significant profits (net income and EBITDA), which delivered strong earning per share (“EPS”). The goal of our executive compensation philosophy is to deliver competitive levels of total compensation that attract and retain top leadership talent, with primary emphasis on pay for performance. Annual bonuses and performance-based RSU awards are earned based the achievement of revenue and EBITDA targets. Time-based RSU awards vest over three to four year periods, and the value of the award is tied to the stock price at the time of vesting, which creates incentive to grow stockholder value. The CAP to the PEO and Non-PEO NEOs generally corresponds to the performance of the company. This is accomplished using variable compensation and equity awards as major components of total compensation. The graphs below match PEO CAP and Non-PEO NEOs CAP to EPS, total shareholder return, and revenue.

CAP and Earnings Per Share

CAP and Total Shareholder Return

CAP and Revenue

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2022.

	Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (3)
Equity compensation plan approved by security holders (4)	2,218,560	$4.21	955,354
Equity compensation plan not approved by security holders (5)	663,013	—	—
Total	2,881,573	$4.21	955,354
(1)
Of these shares, 212,140 were subject to stock options outstanding under the 2016 Plan, and 2,006,420 were subject to RSUs outstanding under the 2016 Plan, and 663,013 were subject to RSUs outstanding under the 2022 Pharma Plan.
(2)
This weighted-average exercise price is calculated based solely on outstanding stock options.
(3)
Represents 955,354 shares that remained available for future issuance under the 2016 Plan.
(4)
This plan consists of the 2016 Plan.
(5)
This plan consists of the 2022 Pharma Plan.

Summary Description of the Company’s Equity Compensation Plans

We currently maintain or have in the past maintained the following equity compensation plans: the 2016 Plan, our predecessor’s, Fulgent Therapeutics LLC (“Fulgent LLC”), Amended and Restated 2015 Equity Incentive Plan (the “Predecessor Plan”), and the Fulgent Pharma Holdings, Inc. 2022 Omnibus Incentive Plan (the “2022 Pharma Plan”).

2016 Plan

We adopted the 2016 Plan on September 16, 2016 in connection with our initial public offering and subsequently amended the 2016 Plan in 2018 and 2020 to increase the number of shares of common stock authorized for issuance under the 2016 Plan by 2 million shares and 2.5 million shares, respectively. The 2016 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, RSUs, dividend equivalent rights and other stock and cash-based awards (including annual cash incentives and long-term cash incentives). Shares issued under the 2016 Plan will be shares of our common stock. Incentive stock options may be granted only to our employees and employees of any parent or subsidiary corporation. All other awards may be granted to our employees, directors or consultants and to employees, directors or consultants of any affiliated entity, including Fulgent LLC.

Share Reserve. We have reserved for issuance pursuant to awards under the 2016 Plan 5,947,368 shares of our common stock plus 656,901 shares of our common stock that will be available for issuance solely pursuant to the converted Fulgent LLC awards discussed below. In general, shares subject to awards granted under the 2016 Plan that are not issued or that are returned to us, for example, because the award is forfeited, the shares are retained by us in satisfaction of amounts owed with respect to an award or the shares are surrendered in payment of an exercise or purchase price or tax withholding, will again become available for awards under the 2016 Plan.

Administration. The Compensation committee or our Board will administer the 2016 Plan. The administrator has the power to determine when awards will be granted, which employees, directors or consultants will receive awards, the terms of the awards, including the number of shares subject to each award and the vesting schedule of the awards, and to interpret the terms of the 2016 Plan and the award agreements. The administrator also has the authority to reduce the exercise prices of outstanding stock options and the base appreciation amount of any stock appreciation right if the exercise price or base appreciation amount exceeds the fair market value of the underlying shares, and to cancel such stock options and stock appreciation rights in exchange for new awards, in each case without stockholder approval.

Stock Options. The 2016 Plan allows for the grant of incentive stock options that qualify under Section 422 of the Code and non-qualified stock options. The exercise price of all options granted under the 2016 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an option may not exceed 10 years, except that with respect to any employee who owns more than 10% of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term must not exceed five years, and the exercise price must equal at least 110% of the fair market value on the grant date. Not more than 5,947,368 shares of our common stock may be issued pursuant to incentive stock options granted under the 2016 Plan. After the continuous service of an option recipient terminates, the recipient’s options may be exercised, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term.

Predecessor Plan

Historically, our predecessor, Fulgent LLC, granted to its employees and other service providers unit options, restricted share units and profits interest awards under the Predecessor Plan. The purpose of the Predecessor Plan was to offer selected persons a proprietary interest in Fulgent LLC. In connection with our initial public offering in September 2016, we completed a reorganization transaction in which Fulgent LLC became our wholly owned subsidiary and all then-outstanding equity interests in Fulgent LLC were equitably adjusted and converted into equivalent equity interests in our Company (the “Reorganization”). As a result, upon completion of the Reorganization, (i) all options to acquire units of Fulgent LLC that had been granted under the Predecessor Plan and were outstanding immediately before completion of the Reorganization were converted into option awards to acquire shares of our common stock that were granted under the 2016 Plan, and an individual’s rights with respect to the Fulgent LLC unit options were canceled; (ii) all restricted share units relating to units of Fulgent LLC that had been granted under the Predecessor Plan and were outstanding immediately before completion of the Reorganization were converted into RSU awards relating to our common stock that were granted under the 2016 Plan, and an individual’s rights with respect to the Fulgent LLC restricted share units were canceled; and (iii) all profits interest awards relating to units of Fulgent LLC that had been granted under the Predecessor Plan and were outstanding immediately before completion of the Reorganization were converted into common stock awards that were granted under the 2016 Plan, and an individual’s rights with respect to the Fulgent LLC profits interest awards were canceled. Following completion of the Reorganization, no awards remain outstanding under the Predecessor Plan and no further awards have been or will be granted under this plan, and the Predecessor Plan has been terminated.

The following is a description of the material terms of the Predecessor Plan:

Units Subject to the Predecessor Plan. Before its termination, there were 15,300,000 common units of Fulgent LLC authorized for issuance under the Predecessor Plan. Before completion of the Reorganization, there were 4,493,000 common units of Fulgent LLC subject to outstanding options, 500,000 common units of Fulgent LLC subject to outstanding restricted share units and 10,000,000 outstanding common units of Fulgent LLC that constituted profits interests. Upon completion of the Reorganization, these options became options to acquire 591,112 shares of our common stock, these restricted share units became RSUs relating to 65,789 shares of our common stock, and these common units that constituted profits interests became 3,730,953 shares of our common stock.

Description of Awards. Options represent a right to purchase common units of Fulgent LLC. The term of each option is 10 years from the grant date of the option. Restricted share units are notional units that represent an unfunded and unsecured right to receive common units of Fulgent LLC. Profits interest awards are a type of equity award containing a participation threshold that entitles the recipient of the award to participate in the value of Fulgent LLC only to the extent it appreciates from and after the grant date of the award. Vesting schedules vary from award to award, but, generally, 1/4th of the total Fulgent LLC common units subject to options and restricted share units vest one year after the grant date and 1/16th of the total Fulgent LLC common units subject to options and restricted share units vest at the end of every three-month period thereafter, and profits interest awards generally vest on the grant date. Options were not exercisable, whether or not vested, until the earlier of a liquidity event or incorporation, each as defined in the Predecessor Plan. An incorporation was deemed to have occurred upon completion of the Reorganization, at which time the options became immediately exercisable, to the extent vested. Restricted share units are settled no later than 30 days following the applicable vesting date. The Predecessor Plan provides for adjustments to the number and kind of units subject to grants made under the Predecessor Plan and the number and kind of units covered by an award in the event of a reorganization, recapitalization, merger or other changes in Fulgent LLC’s common units. The Predecessor Plan was set to expire pursuant to its terms on October 15, 2025. However, the manager of Fulgent LLC was authorized to amend, suspend or terminate the Predecessor Plan under certain circumstances, and no grants may be made after any such termination.

2022 Pharma Plan

On October 26, 2022, Fulgent Pharma adopted the 2022 Pharma Plan. The 2022 Pharma Plan will expire in 2032. Pursuant to the 2022 Pharma Plan, Fulgent Pharma issued RSUs (the “Pharma RSUs”) to acquire shares of common stock of Fulgent Pharma, par value $0.0001 per share (the “Pharma Common Stock”), to certain employees and consultants of Fulgent Pharma. On November 27, 2022, pursuant to an Agreement and Plan of Merger, by and among the Company, Fulgent Pharma and FG Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Sub”), under which Merger Sub merged with and into Fulgent Pharma (the “Merger”), with Fulgent Pharma surviving the Merger as a wholly owned subsidiary of the Company.

At the closing of the Merger (the “Effective Time”), the Company assumed the Pharma RSUs, and each outstanding Pharma RSU award granted under the 2022 Pharma Plan, whether vested or unvested immediately prior to the Effective Time, became a RSU award denominated in shares of the Company’s common stock. The number of shares of the Company’s common stock, subject to each Company RSU is equal to the product of: (i) the total number of shares of Pharma Common Stock underlying the Pharma RSUs immediately prior to the Effective Time, multiplied by (ii) the 0.05323314, rounded down to the nearest whole number of Company’s common stock. The maximum number of shares of Company’s common stock issuable upon the vesting, settlement or exercise of the equity awards under the 2022 Pharma Plan, subject to appropriate adjustments thereto, is 663,013. The Company RSUs are generally subject to the same terms and conditions as applied to the Pharma RSUs prior to the Effective Time, except to the extent such terms and conditions were rendered inoperative by the Merger or with respect to such other changes that are necessary for the administration of the awards and that are not materially detrimental to the holder of the award.

Our Board of Directors and our Compensation committee are authorized to administer the 2022 Pharma Plan. The administrator has the power to determine when awards will be granted, which employees, directors or consultants will receive awards, the terms of the awards, including the number of shares or other consideration subject to each award and the vesting schedule of the awards, to interpret the terms of the 2022 Pharma Plan and the award agreements, including any notices, and to amend the terms of any outstanding award, provided that any amendment that adversely affects the grantee’s rights under the award shall not be made without the grantee’s consent. The administrator also has the authority to reduce the exercise prices of outstanding stock options and the base appreciation amount of any stock appreciation right if the exercise price or base appreciation amount exceeds the fair market value of the underlying shares, and to cancel such stock options and stock appreciation rights in exchange for new awards, in each case without stockholder approval.

The 2022 Pharma Plan provides that, except as otherwise provided in an individual award agreement, in the event of a change in control, as such term is defined in the 2022 Pharma Plan, (a) each outstanding option and SAR will automatically vest and become exercisable, and (b) all other awards will immediately lapse and be released from restrictions on transfer or forfeiture rights, and any performance goals relevant to such awards will be deemed achieved at the target performance level. Notwithstanding the foregoing, the administrator may provide that awards that remain outstanding after such vesting will be assumed or replaced in connection with the change in control. With respect to options and SARs, the administrator may also provide for the cashing out of outstanding and vested options and SARs based upon the per-share consideration being paid for shares in connection with such change in control, less the applicable exercise price or base amount.

REPORT OF AUDIT COMMITTEE

The Audit committee of our Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

The Audit committee assists our Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our Board of Directors, which is publicly available in the “Corporate Governance” tab in the “Investors” section of our website at www.fulgentgenetics.com. This committee reviews and reassesses our charter annually and recommends any changes to our Board of Directors for approval. The Audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Deloitte & Touche LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2022, the Audit committee took the following actions:

•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and Deloitte & Touche LLP, our independent registered public accounting firm;
•
Discussed with Deloitte & Touche LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit committees; and
•
Received written disclosures and the letter from Deloitte & Touche LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit committee and the Audit committee further discussed with Deloitte & Touche LLP their independence. The Audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit committee’s review of the audited financial statements and discussions with management and Deloitte & Touche LLP, the Audit committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

/s/ Members of the Fulgent Genetics, Inc.’s Audit committee

Regina Groves, Chairperson

Michael Nohaile, Ph.D.

Linda Marsh

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit committee charter requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404(a) of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit committee. Any request for such a transaction must first be presented to our Audit committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit committee is to consider all available information deemed relevant by the Audit committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

Related Party Transactions

In addition to compensation arrangements with executive officers and directors, which are described under “Executive Compensation” and “Director Compensation” above, described below are transactions and series of transactions since January 1, 2022 or that are currently proposed to which we were or will be a participant and in which (i) the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at fiscal year-end for our last two completed fiscal years, and (ii) any of our directors, director nominees, executive officers or beneficial owners of more than 5% of any class of our equity, or any immediate family member of any of the foregoing persons, had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and named executive officers, which provide these individuals with indemnification in addition to the indemnification provided for in our certificate of incorporation and bylaws. These agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts, actually and reasonably incurred by such director and officer in any action or proceeding arising out of his or her service to us or any of our subsidiaries or any other company or enterprise to which the individual provides services at our request. Subject to certain limitations, these indemnification agreements also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

Additional Related Party Transactions

Linda Marsh, who is a member of the Company’s board of directors, is currently the Senior Executive Vice President of AHMC Healthcare. The Company performs genetic testing and other testing services, on an arms-length basis, for AHMC Healthcare, and the Company recognized $1.5 million, $3.4 million and $3.1 million in revenue in the years ended December 31, 2022, 2021, and 2020. As of December 31, 2022 and 2021, $93,000 and $556,000 was owed to the Company by AHMC Healthcare, respectively, which is included in trade accounts receivable, net, in the accompanying Consolidated Balance Sheets, in connection with this relationship.

On November 7, 2022, as consideration for the Merger, the Company paid an aggregate of approximately $100 million in exchange for all of the outstanding equity interests of Fulgent Pharma, comprised of approximately $43.4 million in cash and approximately $30.7 million in the Company’s common stock, subject to customary adjustments for closing cash, closing indebtedness, transaction expenses and other transaction matters. Prior to the acquisition, the Company and Fulgent Pharma LLC were parties to shared services arrangements where research and development, administrative services and office space and equipment are provided between the companies, on an arms-length basis. Until April 2022, Mr. Hsieh was the manager and a member of Fulgent Pharma LLC. In April 2022, Fulgent Pharma LLC became a wholly owned subsidiary of Fulgent Pharma which was 100% owned by Mr. Hsieh, the Chief Executive Officer and Chairperson of the Company’s Board of Directors, and the Hsieh Family Dynasty Trust, dated January 27, 2010 (the “Hsieh Trust”), of which Mr. Hsieh is the grantor. Mr. Hsieh and Mr. Kim, the Chief Financial Officer and Treasurer of the Company, also served as executive officers of Fulgent Pharma as its (i) President and Chief Executive Officer and (ii) Treasurer and Secretary, respectively. The cost of research and development services rendered by Fulgent Pharma LLC for the Company was not significant in 2022 prior to the acquisition. In the years ended December 31, 2021 and 2020, the research development service rendered by Fulgent Pharma LLC was $330,000 and $427,000, respectively. Costs allocated to Fulgent Pharma LLC were not significant in 2022 prior to the acquisition, 2021 and 2020. As of December 31, 2021, $679,000 was owed to Fulgent Pharma LLC by the Company, in connection with these relationships. As part of the acquisition, RSUs to acquire shares of common stock of Fulgent Pharma held by Mr. Kim, the Company’s Chief Financial Officer, Mr. Xie, the Company’s President and Chief Operating Officer, and Mr. Gao, the Company’s Chief Scientific Officer were assumed by the Company and became RSUs to acquire 77,585, 129,309 and 51,723 shares of common stock of the Company, respectively, which have an approximate value of $2.8 million, $4.6 million, and $1.8 million, respectively. Prior to our acquisition of Fulgent Pharma and on November 4, 2022, Fulgent Pharma entered into a share transfer agreement to acquire 100% of the outstanding equity of Forever Millets Limited (“Forever Millets”), for $5.0 million. Forever Millets was partially owned by Golden Millets Investment Limited (“Golden Millets”), which is solely owned by Ping Zhao, the mother-in-law of Mr. Hsieh, whose interest in Forever Millets had an approximate value of $4 million.

Mr. Hsieh is the owner of PTJ Associates Inc. (“PTJ”). PTJ provides flight services to the Company on an arms-length basis. In the years ended December 31, 2022, 2021 and 2020, the Company incurred $235,000, $142,000 and $343,000, respectively, in expenses for flights between California and Texas to transport employees and supplies. As of December 31, 2022 and 2021, no amount was owed to PTJ by the Company.

Mr. Hsieh is also on the board of directors and a 20% owner of ANP Technologies, Inc. (“ANP”), from which the Company purchased COVID-19 antigen rapid test kits and entered into certain drug-related licensing and development service agreements. The President and Chief Scientific Officer of Fulgent Pharma, Mr. Yin, is the Founder, President, and Chief Technology Officer of ANP. In the year ended December 31, 2022, the Company incurred $1.2 million related to the purchase of COVID-19 antigen rapid tests kits and licensing and development services. No costs were incurred in the years ended December 31, 2021 and 2020. As of December 31, 2022, $607,000 was owed to ANP by the Company in connection with these relationships, and no amount was owed to ANP as of December 31, 2021.

Tiffany Hsieh, the daughter of our CEO and Chairperson of the Board, Mr. Hsieh, works for the Company as an Interaction Designer in the marketing department since December 2020. In connection with her employment with the Company, she received a grant of 3,000, 3,000 and 10,000 RSUs in the years ended 2022, 2021, and 2020, respectively. Prior to her employment with the Company, Ms. Hsieh served as a consultant for the Company. In connection with her consulting services, she received a grant of 4,000 RSUs for the year ended December 31, 2020. The approximate value of these grants is $1.7 million based on market price at time of grant.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

(Notice Item 1)

Our Board of Directors, upon recommendation of our Nominating committee, nominated Ming Hsieh, Linda Marsh, Michael Nohaile, Ph.D., and Regina Groves for election at the 2023 Annual Meeting. If they are elected, they will serve on our Board of Directors until the 2024 Annual Meeting of Stockholders or until their respective successors have been elected and qualified.

Each of the nominees is currently a director of our Company and Mr. Hsieh and Ms. Marsh were each re-elected by our stockholders at our 2022 Annual Meeting of Stockholders. Upon his or her re-election at the 2023 Annual Meeting, each director will serve a one‑year term until the next annual meeting of our stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. During the course of a term, the Board may appoint a new director to fill any vacant seat. In that event, the newly appointed director would complete the term of the director he or she replaced or, if appointed to fill a vacancy caused by an increase to the size of the Board, serve until the next annual meeting of our stockholders. Each person nominated for election at the 2023 Annual Meeting has agreed to serve if elected, and we have no reason to believe any nominee will be unable to serve. However, if any nominee cannot serve, then your proxy will be voted for another nominee proposed by the Board or, if no nominee is proposed by the Board, a vacancy will occur.

We encourage, but do not require, our directors to attend meetings of our stockholders. None of our directors attended our 2022 Annual Meeting of Stockholders. Our directors are encouraged to attend the 2023 Annual Meeting.

A plurality of the shares voted for each nominee at the 2023 Annual Meeting is required to elect each nominee as a director.

Our board of directors Recommends The Election Of MING HSIEH, LINDA MARSH, MICHAEL NOHAILE, PH.D., AND REGINA GROVES As Directors, And Proxies Solicited By Our board of directors Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The Proxy.

PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 2)

The Audit committee has appointed Deloitte & Touche LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 21, 2023. Deloitte & Touche LLP has audited our financial statements for the nine annual periods ending December 31, 2022. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions. Although our bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, we are submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of the appointment of Deloitte & Touche LLP, the Audit committee of the Board will consider whether to retain the firm. Even if our stockholders ratify the appointment of Deloitte & Touche LLP, the Audit committee of the Board may choose to appoint a different independent registered public accounting firm at any time during the year if the committee determines that such a change would, in its judgment, be in the best interests of our Company and our stockholders.

In deciding to appoint Deloitte & Touche LLP, the Audit committee reviewed auditor independence issues and existing commercial relationships with Deloitte & Touche LLP and concluded that Deloitte & Touche LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2022, and December 31, 2021, and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	Year Ended December 31,
	2022	2021
Audit Fees(1)	$2,459,381	$2,451,512
Audit-Related Fees(2)	—	—
Tax Fees(3)	400,323	162,105
All Other Fees(4)	1,895	1,895
Total	$2,861,599	$2,615,512
(1)
Audit fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and effectiveness of internal control over financial reporting, review of our interim condensed consolidated financial statements included in our quarterly reports, professional services rendered in connection with our filing of various registration statements (such as registration statements on Form S-3 and Form S-8, including related comfort letters) and other services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported as audit fees. Deloitte & Touche LLP rendered no such services for us in 2022 or 2021.
(3)
Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. In 2022 and 2021, these services consisted of assistance regarding federal, state and international tax compliance, and federal, state and international tax planning.
(4)
All other fees consist of fees billed for products and services other than the services described in notes (1), (2), and (3) above. In 2022 and 2021, this fee consisted of fees for accounting research literature.

The percentage of services set forth above in the categories audit related fees, tax fees, and all other fees, that were approved by the Audit committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 0%.

Policy on Audit committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. As a matter of policy, all audit, internal control-related and permitted non‑audit services, as well as the fees and terms of such services that are provided by our independent registered public accounting firm, except for non-audit services within the “de minimis” provisions of applicable SEC rules, are pre-approved by the Audit committee of the Board.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit committee for approval.

1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.
2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.
4.
Other Fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit committee pre-approves these services by category of service. The fees are budgeted and the Audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, the Audit committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

Our board of directors Recommends A Vote To Ratify The Appointment Of deloitte & touche LLP As Our Independent Registered Public Accounting Firm, And Proxies Solicited By Our board of directors Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

Proposal No. 3 ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 3)

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are seeking advisory stockholder approval of the compensation of the named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation programs of the Company as disclosed pursuant to Item 402 of Regulation S-K of the SEC in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure of the Proxy Statement for the 2023 Annual Meeting.

Because your vote is advisory, it will not be binding on our Compensation committee or our Board of Directors. However, the Compensation committee will take into account the outcome of the vote when considering future executive compensation arrangements. Consistent with the stockholders’ 2022 advisory vote on the frequency of holding an advisory vote on the Company’s executive compensation, we have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2024 Annual Meeting of the Stockholders.

The Compensation committee has determined that the compensation structure for the named executive officers is effective, reasonable, and not excessive. Stockholders are encouraged to read the section of this Proxy Statement captioned “Compensation,” including the related tabular disclosure regarding named executive officer compensation and the subsection entitled “Compensation Discussion and Analysis”.

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the 2023 Annual Meeting is required to adopt, on an advisory basis, this resolution.

THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3 TO ADOPT THE ABOVE PROPOSED RESOLUTION, And Proxies Solicited By Our board of directors Will Be Voted In Favor Of Such ADOPTION Unless A Stockholder Indicates Otherwise On The Proxy.

Proposal No. 4 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE FULGENT GENETICS, INC. 2016 OMNIBUS
INCENTIVE PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR
ISSUANCE THEREUNDER BY 3 MILLION SHARES

(Notice Item 4)

On February 23, 2023, the Board approved, subject to and contingent on stockholder approval, an amendment and restatement of the Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan. In this Proposal 4, we refer to this plan as it is proposed to be amended and restated as the “Amended Plan,” and we refer to this plan as it is currently in effect as the “2016 Plan.” The 2016 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, RSUs, dividend equivalent rights and other stock and cash-based awards, and it is designed to attract and retain the best available personnel, to provide additional incentives to our service providers and to promote the success of our business. We originally adopted the 2016 Plan on September 16, 2016 in connection with our initial public offering, and such plan was amended and restated on May 18, 2018 and September 17, 2020 and became the 2016 Plan on September 17, 2020.

The Amended Plan is being submitted to our stockholders for approval at the Annual Meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Approval by our stockholders of the Amended Plan is also required by the listing rules of Nasdaq.

The purpose of the amendment and restatement of the 2016 Plan as proposed in this Proposal 4 is to reserve 3 million additional shares for issuance under the Amended Plan. We believe the adoption of the Amended Plan is necessary in order to allow continued utilization of equity or cash awards to attract, retain and motivate service providers and to further align the interests of our service providers with those of our stockholders. Other than this change, which is described in more detail below under “Key Difference Between the Amended Plan and the 2016 Plan,” the terms of the Amended Plan are identical to the terms of the 2016 Plan. A copy of the proposed Amended Plan is included in this Proxy Statement as Annex A.

Key Difference Between the Amended Plan and the 2016 Plan

The Amended Plan will only become effective if approved by our stockholders. If so approved, the Amended Plan will reflect an increased total of 8,947,368 shares of the Company’s common stock reserved for issuance pursuant to the terms of the Amended Plan, which is designed to ensure the continued viability of the Amended Plan and which the Board believes is aligned with the best interests of our stockholders.

The 2016 Plan originally authorized the Board to issue up to 5,947,368 shares of common stock to employees, directors and consultants, plus 656,901 shares of our common stock that are available for issuance solely pursuant to certain awards granted by our predecessor, Fulgent LLC, that converted in connection with our initial public offering (discussed below under “Equity Compensation Plans—Predecessor Plan”). Of the total number of shares authorized for issuance under the 2016 Plan, as of March 23, 2023, 706,574 shares of common stock remained available for grant.

The Amended Plan provides for an increase in the number of shares of common stock authorized for issuance thereunder by 3 million shares. If the Amended Plan is approved, we expect to use the additional authorized shares to attract, motivate, and retain high-performing executive officers, other employees, directors and consultants. Based on our prior grant practices, and assuming future grant practices are consistent with past practices, we expect the shares available for issuance under the Amended Plan will be sufficient to provide us with a competitive equity incentive program for approximately three years. If this Proposal 4 is not approved by our stockholders, we anticipate exhausting the current share reserve under the 2016 Plan within the next year. We currently have no other plans, proposals or arrangements, written or otherwise, to issue any of the additional shares of common stock that will be authorized for issuance under the Amended Plan if it is approved.

Summary of the Amended Plan

The complete text of the Amended Plan is set forth as Annex A attached hereto. The following is a summary of the material features of the Amended Plan and is qualified in its entirety by reference to Annex A.

Share Reserve. We have currently reserved for issuance pursuant to awards under the 2016 Plan 5,947,368 shares of our common stock, plus 656,901 shares of our common stock that are available for issuance solely pursuant to the converted Fulgent LLC awards. Subject to adjustment as described under “Certain Adjustments” below, if stockholders approve the Amended Plan, which would increase the number of shares available for issuance by 3,000,000 shares, the Amended Plan’s aggregate share reserve, which represents the total number of shares that have been authorized for issuance under the 2016 Plan since its inception in 2016, would be 8,947,368 shares, plus the 656,901 shares of our common stock that are available for issuance solely pursuant to the converted Fulgent LLC awards. Of this total, as of March 23, 2023, 5,240,794 shares have already been issued net of forfeitures (pursuant to either vested or exercised awards) or are subject to outstanding awards, which would leave 706,574 shares available for future awards under the Amended Plan.

In general, shares subject to awards granted under the Amended Plan that are not issued or that are returned to us, for example, because the award is forfeited, the shares are retained by us in satisfaction of amounts owed with respect to an award or the shares are surrendered in payment of an exercise or purchase price or tax withholding, will again become available for awards under the Amended Plan, provided, however, that shares underlying the converted Fulgent LLC awards will not be available for issuance pursuant to other awards in any circumstance.

Eligibility. Awards other than incentive stock options may be granted to our employees, directors and consultants or to employees, directors and consultants of a parent or a subsidiary of the Company. Incentive stock options may be granted only to our employees or to employees of a parent or a subsidiary of the Company. An employee, director or consultant who has been granted an award may, if otherwise eligible, be granted additional awards. Awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the administrator of the Amended Plan may determine from time to time. As a result of their eligibility to participate in the Amended Plan, our directors and executive officers may have a substantial interest in this Proposal 4; however, because the Amended Plan provides for broad discretion in selecting which eligible persons will participate and in granting awards, the total number of persons who will actually participate in the Amended Plan and the benefits that will be provided to the participants cannot be determined at this time. As of March 23, 2023, approximately 1,900 employees (4 of whom are our executive officers), 3 non-employee directors, and 111 consultants were eligible to participate in the Amended Plan.

Administration. The Compensation committee or our Board of Directors will administer the Amended Plan. The administrator has the power to determine when awards will be granted, which employees, directors or consultants will receive awards, the terms of the awards, including the number of shares or other consideration subject to each award and the vesting schedule of the awards, to interpret the terms of the Amended Plan and the award agreements, including any notices, and to amend the terms of any outstanding award, provided that any amendment that adversely affects the grantee’s rights under the award shall not be made without the grantee’s consent. The administrator also has the authority to reduce the exercise prices of outstanding stock options and the base appreciation amount of any stock appreciation right if the exercise price or base appreciation amount exceeds the fair market value of the underlying shares, and to cancel such stock options and stock appreciation rights in exchange for new awards, in each case without stockholder approval.

Stock Options. The Amended Plan allows for the grant of incentive stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and non-qualified stock options. The exercise price of all options granted under the Amended Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an option may not exceed 10 years, except that with respect to any employee who owns more than 10% of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term must not exceed five years, and the exercise price must equal at least 110% of the fair market value on the grant date. Not more than 8,947,368 shares of our common stock may be issued pursuant to incentive stock options granted under the Amended Plan. After the continuous service of an option recipient terminates, the recipient’s options may be exercised, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term.

Stock Appreciation Rights. The Amended Plan allows for the grant of stock appreciation rights (“SARs”). SARs allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. The administrator will determine the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the base appreciation amount used to determine the cash or shares to be issued pursuant to the exercise of a SAR will be no less than 100% of the fair market value per share on the date of grant. After the continuous service of a recipient of a SAR terminates, the recipient’s SAR may be exercised, to the extent vested, only to the extent provided in the SAR agreement.

Restricted Stock Awards. The Amended Plan allows for the grant of restricted stock. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions on vesting that it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. Shares of restricted stock that do not vest are subject to repurchase or forfeiture.

Restricted Stock Units. The Amended Plan allows for the grant of RSUs. RSUs are awards that will result in payment to a recipient at the end of a specified period only if the vesting criteria established by the administrator are achieved or the award otherwise vests. The administrator may impose whatever conditions to vesting, or restrictions and conditions to payment, that it determines to be appropriate. The administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. The administrator may specify in an award agreement that earned RSUs may be settled in shares of our common stock, other securities, cash or a combination thereof.

Other Awards. The Amended Plan also allows for the grant of cash or stock-based awards that may or may not be subject to restrictions.

Terms of Awards. The administrator of the Amended Plan determines the provisions, terms and conditions of each award, including vesting schedules, forfeiture provisions, form of payment (cash, shares, or other consideration) upon settlement of the award, payment contingencies and satisfaction of any performance criteria.

Transferability of Awards. The Amended Plan allows for the transfer of awards under the Amended Plan only (i) by will, (ii) by the laws of descent and distribution and (iii) for awards other than incentive stock options, to the extent and in the manner authorized by the administrator and only to the extent such transfer is made in accordance with applicable law. Only the recipient of an incentive stock option may exercise such award during his or her lifetime.

Tax Withholding. We may deduct or withhold, or require a holder to remit, an amount sufficient to satisfy federal, state, local, domestic or foreign taxes required by law or regulation to be withheld with respect to any taxable event with respect to an award. The administrator may require or permit participants to elect that the withholding requirement be satisfied, in whole or in part, by having us withhold, or by tendering to us, shares having a fair market value equal to the withholding obligation, up to the maximum statutory withholding rate in applicable jurisdictions.

Certain Adjustments. In the event of certain changes in our capitalization, to prevent enlargement of the benefits or potential benefits available under the Amended Plan, the administrator will make adjustments to one or more of the number of shares that are covered by outstanding awards, the exercise or purchase price of outstanding awards, the numerical share limits contained in the Amended Plan and any other terms that the administrator determines require adjustment. In the event of our complete liquidation or dissolution, all outstanding awards will terminate immediately upon the completion of such transaction.

Changes in Control. The Amended Plan provides that, except as otherwise provided in an individual award agreement, in the event of a change in control, as such term is defined in the Amended Plan, (a) each outstanding option and SAR will automatically vest and become exercisable, and (b) all other awards will immediately lapse and be released from restrictions on transfer or forfeiture rights, and any performance goals relevant to such awards will be deemed achieved at the target performance level. Notwithstanding the foregoing, the administrator may provide that awards that remain outstanding after such vesting will be assumed or replaced in connection with the change in control. With respect to options and SARs, the administrator may also provide for the cashing out of outstanding and vested options and SARs based upon the per-share consideration being paid for shares in connection with such change in control, less the applicable exercise price or base amount.

Plan Amendments and Termination. The Amended Plan will automatically terminate on September 16, 2026, unless terminated sooner. In addition, our Board of Directors has the authority to amend, suspend or terminate the Amended Plan, subject to stockholder approval in the event such approval is required by law, provided such action does not adversely affect the rights under any outstanding award.

Plan Benefits

Awards granted under the Amended Plan are at the discretion of the administrator. Since the adoption of the 2016 Plan and through March 23, 2023, we have granted awards for 152,402, 192,578, 91,954, and 363,288 shares of our common stock to each of Mr. Hsieh, Mr. Kim, Dr. Gao and Mr. Xie, respectively. We have granted awards for 800,222 shares of our common stock to our current executive officers as a group, awards for 58,600 shares of our common stock to our current directors who are not executive officers, and awards for 5,196,342 shares to all other employees who are not executive officers under the 2016 Plan. With the exception of grants that have already been made and the annual grants that are made to our directors under our director compensation policy (as described below under “Director Compensation – Equity Compensation”), it is not possible to determine the benefits or the amounts to be received under the Amended Plan by any of our employees, directors or consultants as a result of the proposed increase to the number of shares authorized for issuance under the Amended Plan.

As of March 23, 2023, the closing price of our common stock on The Nasdaq Stock Market was $30.15 per share.

Certain U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the federal income tax consequences to us and to U.S. participants for awards granted under the Amended Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-Qualified Stock Options. The grant of a non-qualified stock option under the Amended Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

Incentive Stock Options. The grant of an incentive stock option under the Amended Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights. Recipients of SARs generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition, over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the appropriate taxes are withheld with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted Stock. A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the recipient will not recognize ordinary income at the time of the award (absent certain vesting acceleration provisions). Instead, the recipient will recognize ordinary income on the date when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The recipient’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the earlier of those two dates.

The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within 30 days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by us.

Restricted Stock Units. With respect to awards of RSUs, no taxable income is reportable when the RSUs are granted to a participant or upon vesting of the RSUs. Upon settlement, the recipient will recognize ordinary income in an amount equal to the value of the payment received pursuant to the RSUs. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by us.

Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Tax Effect for the Company. Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Amended Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, when restricted stock is no longer subject to the risk of forfeiture).

The Amended Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Amended Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

The Amended Plan may be adopted by the vote of the majority of the votes cast at the meeting, either in person or by proxy.

Our board of directors Recommends APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FULGENT GENETICS, INC. 2016 OMNIBUS INCENTIVE PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 3 MILLION SHARES THE AGGREGATE NUMBER OF SHARES WHICH MAY BE GRANTED, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to all of our employees, officers (including our principal executive, financial and accounting officers and controller or persons performing similar functions), agents, and representatives (including our directors and consultants). Additionally, we have adopted a supplemental code of ethics for senior financial officers, which applies to our Chief Executive Officer, Chief Financial Officer, and other senior financial officers who have been designated by our Chief Executive Officer. Our code of business conduct and ethics and supplemental code of ethics for senior financial officers establish written standards for ethical conduct and are designed in accordance with applicable SEC rules.

The text of the code of conduct and ethics is posted on our website at www.fulgentgenetics.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq. We expect that any amendments to or waivers from certain provisions of our code of business conduct and ethics or supplemental code of ethics for senior financial officers applicable to any principal executive, financial or accounting officer or controller or persons performing similar functions will be disclosed on our website to the extent required by applicable Nasdaq or SEC rules.

OTHER MATTERS

Delinquent Section 16(a) Reports

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) were filed on a timely basis, except that a Form 4 was not timely filed with respect to initial grant of 4,000 shares of RSUs and 10,000 shares of stock options to a new director, Dr. Nohaile, of our Board of Directors on August 1, 2022. Such Form 4 should have been filed with the SEC on or before August 3, 2022, however, the Form was not filed until August 10, 2022.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2023 Annual Meeting of Stockholders, the written notice must be delivered to or mailed and received by our Corporate Secretary at the address of our principal executive offices not less than 120 days or more than 180 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials (or, in the absence of proxy materials, its notice of meeting) for the previous year’s annual meeting of stockholders. To be considered for presentation at the 2023 Annual Meeting, although not included in the proxy statement, the written notice must be delivered to or mailed and received by our Corporate Secretary at the address of our principal executive offices not less than 90 days prior to the date of the 2023 Annual Meeting. Proposals that are not received in a timely manner will not be voted on at the 2023 Annual Meeting. Nominations of persons for election to our Board of Directors must be made in accordance with our bylaws or in accordance with Rule 14a-19 as promulgated under the Exchange Act or as otherwise permitted by law. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of:

Chief Executive Officer, Fulgent Genetics, Inc., 4978 Santa Anita Avenue

Temple City, California

March 31, 2023

Annex A

FULGENT GENETICS, INC.
AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award and Applicable Laws.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or Other Award.

(f) “Award Agreement” means the written agreement or other instrument evidencing the grant of an Award, including any amendments thereto. An Award Agreement may be in the form of an agreement to be executed by both the Grantee and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments.

(g) “Board” means the Board of Directors of the Company.

(h) “Change in Control” means the occurrence of any of the following:

(i) an acquisition by any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) of direct or indirect beneficial ownership (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act (“Beneficial Ownership”) of 50% or more of either the then outstanding shares of Company common stock (the “Outstanding Company Common Stock”) or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided that the following acquisitions shall be excluded: (i) any acquisition directly or indirectly by one of the Permitted Holders, (ii) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (iii) any acquisition by the Company, or (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary;

(ii) a majority of the members of the Board are replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(iii) consummation of Corporate Transaction; excluding, however, a Corporate Transaction pursuant to which:

(A) all or substantially all of the individuals and entities who have Beneficial Ownership, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will have Beneficial Ownership, directly or indirectly, of more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, the Company or a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Corporation”) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(B) no “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) (other than (1) the Company, (2) an employee benefit plan (or related trust) sponsored or maintained by the Company, Resulting Corporation, or a Subsidiary, or (3) any entity controlled, directly or indirectly, by the Company or a Resulting Corporation) will have Beneficial Ownership, directly or indirectly, of 50% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the outstanding voting securities of the Resulting Corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Corporate Transaction; and

(C) individuals who were members of the Board before the Corporate Transaction (or whose appointment or election is endorsed by a majority of such members of the Board) will continue to constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

(iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(k) “Common Stock” means the common stock of the Company, par value $0.0001 per share.

(l) “Company” means Fulgent Genetics, Inc., a Delaware corporation, or any successor entity.

(m) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(n) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(o) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(p) “Corporate Transaction” means a reorganization, merger, share exchange, consolidation or sale or other disposition of all or substantially all of the assets of the Company.

(q) “Director” means a member of the Board or the board of directors or board of managers of any Related Entity.

(r) “Disability” means such term (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(s) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(t) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(w) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(x) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y) “Non-Qualified Stock Option” means an Option not intended to, or that does not, qualify as an Incentive Stock Option.

(z) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(bb) “Other Award” means an award entitling the Grantee to Shares or cash that may or may not be subject to restrictions upon issuance or cash compensation, as established by the Administrator.

(cc) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd) “Permitted Holders” means, as of the date of determination, (i) any and all of Ming Hsieh, his spouse, his siblings and their spouses, and descendants of any of them (whether natural or adopted) (collectively, the “Hsieh Group”) and (ii) any trust established and maintained primarily for the benefit of any member of the Hsieh Group and any entity controlled by any member of the Hsieh Group.

(ee) “Plan” means this 2016 Omnibus Incentive Plan.

(ff) “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(gg) “Related Entity” means any (i) Parent or Subsidiary of the Company, (ii) any other entity controlling, controlled by or under common control with the Company and (iii) Fulgent Therapeutics LLC.

(hh) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive award or program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or, for the Grantee, a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(ii) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as specified by the Administrator in the Award Agreement.

(kk) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation or a combination thereof, as established by the Administrator, measured by appreciation in the value of Common Stock.

(ll) “Share” means a share of the Common Stock.

(mm) “Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Grantee for purposes of any grant of Incentive Stock Options, “Subsidiary” shall have the meaning ascribed to such term in Section 424(f) of the Code.

(nn) “Substitute Awards” means Awards that the Company will grant under the Plan in substitution of awards that were granted by Fulgent Therapeutics LLC.

3. Stock and Cash Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to Awards initially shall be a number of Shares equal to the sum of (i) 656,901 Shares, which will be available for issuance solely pursuant to the Substitute Awards, and (ii) 8,947,368 Shares. Subject to the provisions of Section 10, below, no more than 8,947,368 Shares may be issued pursuant to Incentive Stock Options granted under the Plan. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award), other than a Substitute Award, which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares (pursuant to a Restricted Stock Award) are forfeited, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market (or other established stock exchange or national market system on which the Common Stock is traded) or Applicable Law, any Shares covered by an Award (other than a Substitute Award) which are surrendered (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator. SARs payable in Shares shall reduce the maximum aggregate number of Shares which may be issued under the Plan only by the net number of actual Shares issued to the Grantee upon exercise of the SAR. Shares underlying the Substitute Awards will not be available for issuance pursuant to other Awards in any circumstance.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board or Committee may also authorize one or more Officers to administer the Plan with respect to Awards to Employees or Consultants who are neither Directors nor Officers (and to grant such Awards) and may limit such authority as the Board or Committee, as applicable, determines from time to time.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board or any Committee, the Administrator shall have the authority, in its discretion to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including, without limitation:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether, when and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of cash or other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(vii) to reduce, in each case, without stockholder approval, the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan and canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award or for cash;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(ix) to construe and interpret the terms of the Plan, any rules and regulations under the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(x) to approve corrections in the documentation or administration of any Award;

(xi) to grant Awards to Employees, Directors and Consultants employed outside the United States or to otherwise adopt or administer such procedures or subplans that the Administrator deems appropriate or necessary on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(xii) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees, members of the Board and any Officers or Employees to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, Other Awards or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration to be received under an Award in compliance with Applicable Laws, other than an Award of Options, SARs or Restricted Stock. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(h) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made in accordance with Applicable Laws to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(i) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of other Awards, such price as is determined by the Administrator.

(v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-assisted cashless exercise program made available by the Company;

(v) with respect to Options, payment through a “net exercise” procedure established by the Company such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares; or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. The Company and any Related Entity shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company or a Related Entity, an amount sufficient to satisfy any federal, state, local, domestic or foreign taxes required to be withheld with respect to any taxable event arising with respect to an Award. The Administrator may require or may permit Grantees to elect that the withholding requirement be satisfied, in whole or in part, by having the Company withhold, or by tendering to the Company, Shares having a Fair Market Value equal to the amount required to be withheld (provided the amount withheld does not exceed the maximum statutory tax rate for an employee in the applicable jurisdictions or such lesser amount as is necessary to avoid adverse accounting treatment).

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9. Conditions Upon Issuance of Shares. If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number and kind of Shares covered by each outstanding Award, the number and kind of Shares available for issuance under the Plan, the exercise or purchase price of each such outstanding Award and any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Change in Control. Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control and irrespective of whether the Award is Assumed or Replaced, (A) outstanding Options and SARs shall immediately vest and become exercisable; and (B) the restrictions and other conditions applicable to outstanding Restricted Stock, Restricted Stock Units, and other Share-based Awards, including vesting requirements, shall immediately lapse, and any performance goals relevant to such awards shall be deemed to have been achieved at the target performance level; such Awards shall be free of all restrictions and fully vested; and, with respect to Restricted Stock Units, shall be payable immediately in accordance with their terms or, if later, as of the earliest permissible date under Code Section 409A. The Committee may provide that Awards that remain outstanding after vesting pursuant to the preceding sentence will be Assumed or Replaced in connection with the Change in Control. With respect to Options and SARs, the Committee may also provide for the cashing out of outstanding and vested Options and SARs based on the based upon the per-share consideration being paid for Common Stock in connection with such Change in Control, less the applicable exercise price or base amount; provided, however, that holders of Options and SARs shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise price or base amount is greater than $0, and to the extent that the per-share consideration is less than or equal to the applicable exercise price or base amount, such Awards shall be cancelled for no consideration. Awards need not be treated uniformly. Notwithstanding the foregoing, with respect to any Award that constitutes deferred compensation under Code Section 409A, to the extent required to comply with Code Section 409A, a transaction that does not constitute a change in control event under Treasury Regulation Section 1.409A-3(i)(5)(i) shall not be considered a Change in Control. For the avoidance of doubt, in no event shall an initial public offering (or reorganizations or other transactions undertaken in connection with an initial public offering) constitute a Change in Control.

12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Limitation of Liability. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable.

18. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21. Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of Delaware to the extent not preempted by federal law. Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

Fulgent vote Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 9:00am, (Pacific Time), on May 18, 2022. Online Go to www.envisionreports.com/FLGT or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/FLGT 2022 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 and 3 and for every 1 YEAR on Proposal 4. 01 Election of Directors: 01 - Ming Hsieh 04 - Linda Marsh For Withhold For Withhold For Withhold02 - John Bolger03 - Yun Yen 2To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. For Against Abstain 3.To approve, on an advisory basis, compensation awarded to named executive officers (Say-on-Pay) For Against 4. To approve, on an advisory basis, the frequency of holding an advisory vote of the compensation awarded to named executive officers (Say-on-Frequency) Abstain1 Year 2 Year 3 Year Against B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

Fulgent Genetics, Inc.

2023 Annual Meeting of Stockholders

Thursday, May 18, 2023, 9:00am PT
4399 Santa Anita Avenue,
El Monte, California 91731

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.envisionreports.com/FLGT

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/FLGT

Proxy — Fulgent Genetics, Inc.

+

Notice of 2023 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 18, 2023

Ming Hsieh and Paul Kim, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Fulgent Genetics, Inc. to be held on May 18, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all the director nominees to the Board of Directors, FOR item 2 (To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.), FOR Item 3 (To approve, on an advisory basis, compensation awarded to named executive officers (Say-on-Pay).), and FOR Item 4 (To approve an amendment and restatement of the Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan increasing the number of shares of common stock reserved for issuance thereunder by 3 million shares.).

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

+